UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                811-03605

                                             Northern Institutional Funds

(Exact name of registrant as specified in charter)

50 South LaSalle Street

                                 Chicago, IL 60603

(Address of principal executive offices) (Zip code)

Name and Address of Agent for Service: Diana E. McCarthy Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, Pennsylvania 19103-6996	with a copy to: Kevin P. O’Rourke Jose J. Del Real, Esq. The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603

Registrant’s telephone number, including area code: (800) 637-1380

Date of fiscal year end:  November 30

Date of reporting period:  November 30, 2017

Item 1. Reports to Stockholders.

MONEY MARKET PORTFOLIOS

2	PORTFOLIO MANAGEMENT COMMENTARY

8	STATEMENTS OF ASSETS AND LIABILITIES

9	STATEMENTS OF OPERATIONS

10	STATEMENTS OF CHANGES IN NET ASSETS

12	FINANCIAL HIGHLIGHTS

19	SCHEDULES OF INVESTMENTS

19	TREASURY PORTFOLIO
Ticker Symbols:
Shares: NITXX
Premier: NTPXX

22	U.S. GOVERNMENT PORTFOLIO
Ticker Symbols:
Shares: BNGXX
Service: BGCXX

27	U.S. GOVERNMENT SELECT PORTFOLIO
Ticker Symbols:
Shares: BGSXX
Service: BSCXX
Williams Capital Shares: WCGXX

31	MUNICIPAL PORTFOLIO
Ticker Symbols:
Shares: NMUXX
Service: BMSXX

38	PRIME OBLIGATIONS PORTFOLIO
Ticker Symbols:
Shares: NPAXX
Service: NPCXX

43	NOTES TO THE FINANCIAL STATEMENTS

52	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

53	TAX AND DISTRIBUTION INFORMATION

54	FUND EXPENSES

56	TRUSTEES AND OFFICERS

60	INVESTMENT CONSIDERATIONS

61	INDEX DEFINITIONS

64	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Institutional Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds summary prospectus or prospectus, which contains more complete information about the Northern Institutional Funds’ investment objectives, risks, fees and expenses. Investors are reminded to read a summary prospectus or prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of Northern Institutional Funds in the future. These statements are based on Northern Institutional Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Institutional Funds’ management strategies from those currently expected to be employed.

You could lose money by investing in the Portfolios. Although each of the Treasury Portfolio, U.S. Government Portfolio and U.S. Government Select Portfolio, seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. Because the share price of the Municipal Portfolio and Prime Obligations Portfolio will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Municipal Portfolio and Prime Obligations Portfolio may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Municipal Portfolio’s or Prime Obligations Portfolio’s liquidity falls below required minimums because of market conditions or other factors. An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Portfolios’ sponsor has no legal obligation to provide financial support to the Portfolios, and you should not expect that the sponsor will provide financial support to the Portfolios at any time.

Northern Institutional Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	1	MONEY MARKET PORTFOLIOS

MONEY MARKET PORFOLIOS

TREASURY PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Risk markets finished the 12-month period ended November 30, 2017, higher than at the beginning of the period, capping off an impressive period of gains for stocks. Bond yields also moved up, particularly in the front end of the yield curve, as the curve flattened meaningfully. The Federal Open Market Committee (FOMC) raised the federal funds target rate three times during the period, in December 2016, March 2017 and June 2017. Additionally, at its September 2017, meeting the FOMC announced a plan to reduce the size of the U.S. Federal Reserve’s (Fed’s) balance sheet. Economic data released during the second half of 2017 generally surprised to the upside and painted a picture of a strong U.S. labor market.

Money market rates also tracked higher during the period as the FOMC prepared the markets well for each of the U.S. Federal Reserve’s rate hikes. Changes to the Fed’s balance sheet reinvestment policy had little to no immediate effect on the money markets, but may influence market pricing more as monetary policy normalizes further. Lastly, Treasury bill issuance was increased late in the period, an important trend that we will continue to monitor closely in early 2018. Accordingly, we selectively added duration to take advantage of steepness in the money market yield curve and remain neutral with respect to the duration of the Portfolio’s peer group (i.e., neither long nor short), while also maintaining a strong liquidity profile to accommodate any unexpected outflows.

For its most recent 12-month period ended November 30, 2017, the Portfolio posted a 0.70% (Shares class) return, compared with the 0.51% return of the iMoneyNet Fund Average™ — Treasury & Repo Institutional category. As of November 30, 2017, the Portfolio’s Shares class 7-day current yield was 0.98%.

PORTFOLIO MANAGER

DANIEL LAROCCO With Northern Trust since 2008

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2017
TOTAL RETURN	SHARES	PREMIER SHARES(1)	IMONEYNET FUND AVERAGE™ — TREASURY & REPO INSTL
ONE YEAR	0.70%	0.65%	0.51%
FIVE YEAR	0.19	NA	0.13
SINCE INCEPTION	0.06	0.07%	0.67

(1)	Premier shares commenced operations on August 1, 2016.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here.

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Portfolio to the extent the “Total Annual Portfolio Operating Expenses” exceed 0.15%. The “Total Annual Portfolio Operating Expenses After Expense Reimbursement” may be higher than the contractual limitation as a result of certain Portfolio expenses, including but not limited to servicing fees, that are not reimbursed. This contractual limitation may not be terminated before April 1, 2018 without the approval of the Board of Trustees. In the absence of these reimbursements, yield, total return, growth since inception and dividends would have been reduced. Total return is based on net change in net asset value assuming reinvestment of distributions. The 7-day current yield more closely reflects the current earnings of the Portfolio than the total returns.

MATURITY ANALYSIS

At November 30, 2017, the maturity analysis for the Treasury Portfolio as a percentage of investments was:

MATURITY	%

We compare our Portfollios to the iMoneyNet Money Fund Report Averages, which are composites of professionally managed money market investments with similar investment objectives.

Information about Investment Considerations and Index Definitions can be found on pages 60 and 61.

OVERNIGHT (1 BUSINESS DAY)	61.2%
2 - 15 DAYS	15.7
31 - 60 DAYS	5.2
61 - 97 DAYS	5.8
98 - 180 DAYS	0.9
181 - 270 DAYS	4.1
271 - 366 DAYS	7.2

You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

MONEY MARKET PORTFOLIOS	2	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

U.S. GOVERNMENT PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Risk markets finished the 12-month period ended November 30, 2017, higher than at the beginning of the period, capping off an impressive period of gains for stocks. Bond yields also moved up, particularly in the front end of the yield curve, as the curve flattened meaningfully. The Federal Open Market Committee (FOMC) raised the federal funds target rate three times during the period, in December 2016, March 2017 and June 2017. Additionally, at its September 2017 meeting the FOMC announced a plan to reduce the size of the U.S. Federal Reserve’s balance sheet. Economic data released during the second half of 2017 generally surprised to the upside and painted a picture of a strong U.S. labor market.

Money market rates also tracked higher during the period as the FOMC prepared the markets well for each U.S. Federal Reserve rate hike. Changes to the Fed’s balance sheet reinvestment policy had little to no immediate effect on the money markets, but may influence market pricing more as monetary policy normalizes further. Lastly, Treasury bill issuance was increased late in the period, an important trend that we will continue to monitor closely in early 2018. Accordingly, we selectively added duration to take advantage of steepness in the money market yield curve and remain neutral with respect to the duration of the Portfolio’s peer group (i.e., neither long nor short), while also maintaining a strong liquidity profile to accommodate any unexpected outflows.

For its most recent fiscal year ended November 30, 2017, the U.S. Government Portfolio (Shares class) posted a 0.62% return, compared with the 0.53% return of the iMoneyNet Fund Average™ — Government/Agencies Institutional category. As of November 30, 2017, the Portfolio’s Shares class 7-day current yield was 0.81%.

PORTFOLIO MANAGERS

DANIEL LAROCCO With Northern Trust since 2008
PETER YI With Northern Trust since 2000

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2017
TOTAL RETURN	SHARES	SERVICE SHARES	IMONEYNET FUND AVERAGE™ — GOVT/ AGENCIES INSTL
ONE YEAR	0.62%	0.62%	0.53%
FIVE YEAR	0.15	0.15	0.14
TEN YEAR	0.32	0.29	0.36

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here.

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Portfolio to the extent the “Total Annual Portfolio Operating Expenses” exceed 0.25%. The “Total Annual Portfolio Operating Expenses After Expense Reimbursement” may be higher than the contractual limitation as a result of certain Portfolio expenses, including but not limited to servicing fees, that are not reimbursed. This contractual limitation may not be terminated before April 1, 2018 without the approval of the Board of Trustees. In the absence of these reimbursements, yield, total return, growth since inception and dividends would have been reduced. Total return is based on net change in net asset value assuming reinvestment of distributions. The 7-day current yield more closely reflects the current earnings of the Portfolio than the total returns.

MATURITY ANALYSIS

At November 30, 2017, the maturity analysis for the U.S. Government Portfolio as a percentage of investments was:

MATURITY	%

We compare our Portfolios to the iMoneyNet Money
Fund Report Averages, which are composites of
professionally managed money market investments with
similar investment objectives.

Information about Investment Considerations and
Index Definitions can be found on pages 60 and 61.

OVERNIGHT (1 BUSINESS DAY)	41.8%
2 - 15 DAYS	17.3
16 - 30 DAYS	11.9
31 - 60 DAYS	8.2
61 - 97 DAYS	9.0
98 - 180 DAYS	6.3
181 - 270 DAYS	3.6
271 - 366 DAYS	1.9

You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	3	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

U.S. GOVERNMENT SELECT PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Risk markets finished the 12-month period ended November 30, 2017, higher than at the beginning of the period, capping off an impressive period of gains for stocks. Bond yields also moved up, particularly in the front end of the yield curve, as the curve flattened meaningfully. The Federal Open Market Committee (FOMC) raised the federal funds target rate three times during the period, in December 2016, March 2017 and June 2017. Additionally, at its September 2017 meeting the FOMC announced a plan to reduce the size of the U.S. Federal Reserve’s balance sheet. Economic data released during the second half of 2017 generally surprised to the upside and painted a picture of a strong U.S. labor market.

Money market rates also tracked higher during the period as the FOMC prepared the markets well for each Fed rate hike. Changes to the U.S. Federal Reserve’s balance sheet reinvestment policy had little to no immediate effect on the money markets, but may influence market pricing more as monetary policy normalizes further. Lastly, Treasury bill issuance was increased late in the period, an important trend that we will continue to monitor closely in early 2018. Accordingly, we selectively added duration to take advantage of steepness in the money market yield curve and remain neutral with respect to the duration of the Portfolio’s peer group (i.e., neither long nor short) to the Portfolio’s peer group, while also maintaining a strong liquidity profile to accommodate any unexpected outflows.

For its most recent 12-month period ended November 30, 2017, the Portfolio posted a 0.66% (Shares class) return, compared with the 0.53% return of the iMoneyNet Fund Average™ — Government/Agencies Institutional category. As of November 30, 2017 the Portfolio’s Shares class 7-day current yield was 0.81%.

PORTFOLIO MANAGERS

DANIEL LAROCCO With Northern Trust since 2008
PETER YI With Northern Trust since 2000

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2017
TOTAL RETURN	SHARES	SERVICE SHARES	WILLIAMS CAPITAL SHARES	IMONEYNET FUND AVERAGE™ — GOVT/ AGENCIES INSTL
ONE YEAR	0.66%	0.66%	0.66%	0.53%
FIVE YEAR	0.18	0.18	NA	0.14
TEN YEAR	0.34	0.30	NA	0.36

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The Williams Capital Shares are offered exclusively to clients of The Williams Capital Group, L.P. Williams Capital Group, L.P., is not affiliated with Northern Funds Distributors, LLC or Northern Trust.

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Portfolio to the extent the “Total Annual Portfolio Operating Expenses” exceed 0.20%. The “Total Annual Portfolio Operating Expenses After Expense Reimbursement” may be higher than the contractual limitation as a result of certain Portfolio expenses, including but not limited to servicing fees, that are not reimbursed. This contractual limitation may not be terminated before April 1, 2018 without the approval of the Board of Trustees. In the absence of these reimbursements, yield, total return, growth since inception and dividends would have been reduced. Total return is based on net change in net asset value assuming reinvestment of distributions. The 7-day current yield more closely reflects the current earnings of the Portfolio than the total returns.

MATURITY ANALYSIS

At November 30, 2017, the maturity analysis for the U.S. Government Select Portfolio as a percentage of investments was:

MATURITY	%

We compare our Portfolios to the iMoneyNet Money Fund Report Averages, which are composites of professionally managed money market investments with similar investment objectives.

Information about Investment Considerations and Index Definitions can be found on pages 60 and 61.

OVERNIGHT (1 BUSINESS DAY)	45.8%
2 - 15 DAYS	19.2
16 - 30 DAYS	9.2
31 - 60 DAYS	2.6
61 - 97 DAYS	7.5
98 - 180 DAYS	5.3
181 - 270 DAYS	7.3
271 - 366 DAYS	3.1

You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

MONEY MARKET PORTFOLIOS	4	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

MUNICIPAL PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Northern Institutional Funds’ Municipal Portfolio offered institutional investors tax-exempt income, diversification and liquidity throughout its most recent 12-month period ended November 30, 2017. The past 12 months were an eventful period for the money market fund industry given the completion of money market reform, U.S. tax changes and Federal Open Market Committee (FOMC) policy adjustments. During the 12-month period ended November 30, 2017, a number of indicators including the unemployment rate continued to reflect a strengthening U.S. economy. The robust economy prompted the FOMC to increase its policy rate by 25 basis points at its December 2016, March 2017 and June 2017 meetings. Taken together, the increases in short-term rates pushed yields in the short-duration tax-exempt market higher. By period end, the weekly SIFMA Index (the 7-day high-grade market index comprised of tax-exempt weekly Variable Rate Demands Notes “VRDNs”) touched 97 basis points — a nine-year high.

For its most recent fiscal year ended November 30, 2017, the Municipal Portfolio (Shares class) posted a 0.58% return, compared with the 0.57% return of the iMoneyNet Fund Average™ — Tax-Free Institutional category. As of November 30, 2017, the Portfolio’s Shares class 7-day current yield was 0.77%.

In addition to the shift in short-duration yields, municipal fixed-income investors closely monitored proposed tax legislation, including the possible elimination of the practice of municipal pre-refunding, as well as the issuance of private activity bonds. Uncertainty surrounding the legislation ultimately created a flood of supply toward year end 2017. The boost in supply ultimately pushed short-duration tax-exempt rates higher.

With the completion of money market reform, the portfolio manager focused on structuring the Portfolio for tax-exempt yield, while minimizing net asset value fluctuation. The manager was able to achieve this goal by purchasing daily and weekly municipal VRDNs. At period end, daily and weekly municipal VRDNs comprised approximately 95% of Portfolio holdings. These securities served to anchor the Portfolio’s net asset value and provide attractive liquidity given that they provide investors with a tender option at par within five business days. VRDNs’ tender option and yield resets in a rising rate environment made these securities an attractive choice during the past 12 months.

PORTFOLIO MANAGER

KURT STOEBER With Northern Trust since 2000

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2017
TOTAL RETURN	SHARES	SERVICE SHARES	IMONEYNET FUND AVERAGE™ —TAX-FREE INSTL
ONE YEAR	0.58%	0.58%	0.57%
FIVE YEAR	0.17	0.17	0.17
TEN YEAR	0.38	0.32	0.37

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here.

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Portfolio to the extent the “Total Annual Portfolio Operating Expenses” exceed 0.20%. The “Total Annual Portfolio Operating Expenses After Expense Reimbursement” may be higher than the contractual limitation as a result of certain Portfolio expenses, including but not limited to servicing fees, that are not reimbursed. This contractual limitation may not be terminated before April 1, 2018 without the approval of the Board of Trustees. In the absence of these reimbursements, yield, total return, growth since inception and dividends would have been reduced. Total return is based on net change in net asset value assuming reinvestment of distributions. The 7-day current yield more closely reflects the current earnings of the Portfolio than the total returns.

MATURITY ANALYSIS

At November 30, 2017, the maturity analysis for the Municipal Portfolio as a percentage of investments was:

MATURITY	%

We compare our Portfolios to the iMoneyNet Money Fund Report Averages, which are composites of professionally managed money market investments with similar investment objectives.

Information about Investment Considerations and Index Definitions can be found on pages 60 and 61.

OVERNIGHT (1 BUSINESS DAY)	30.1%
2 - 15 DAYS	67.6
271 - 366 DAYS	2.3

You could lose money by investing in the Portfolio. Because the share price of the Portfolio will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Portfolio may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Portfolio’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

Income from the Municipal Portfolio may be subject to federal alternative minimum tax (AMT) and state and local taxes.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	5	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

PRIME OBLIGATIONS PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the past 12-month period ended November 30, 2017, the U.S. Federal Reserve (Fed) increased its benchmark rate by 75 basis points, with rate hikes in December 2016, March 2017 and June 2017. The federal funds rate’s target range is now between 1.00% and 1.25%. Despite an improving labor market and reasonable economic growth, U.S. inflation figures disappointed during the period. The Personal Consumption Expenditure Price Index (“PCE”), one of the gauges of inflation utilized by the Fed, reached 1.8% in February 2017, then fell to a low of 1.3% in August and September, 2017.

While the markets had initially anticipated that the Fed would begin to normalize its balance sheet in 2018, the central bank began to prepare the markets for the likelihood that this could begin sooner than expected. In fact, it was announced in September 2017 that the start of the Fed’s balance sheet normalization process would begin in October 2017. Initially the amounts that the Fed will stop reinvesting will be $6 billion in Treasuries and $4 billion in mortgage-backed securities each month, increasing every third month by $6 billion and $4 billion, respectively, up to $30 billion and $20 billion each month. According to the Fed, the tapering will have instituted essentially half of a 25-basis-point rate hike. In addition, Fed Vice Chair Stanley Fischer unexpectedly announced his resignation effective in mid-October, 2017. The longer-term outlook and future leadership of the Fed remained uncertain, with multiple vacancies on the board, potentially including the position of Fed Chair. It was not expected that President Trump would reappoint Janet Yellen when her first term expires in February 2018.

During the 12-month period ended November 30, 2017, the Prime Obligations Portfolio (Shares class) posted a 0.99% return, compared with the 0.82% return of the iMoneyNet Fund Average™ — First Tier Institutional category. As of November 30, 2017, the Portfolio’s Shares class 7-day current yield was 1.20%. We continue to position the Portfolio conservatively, with a neutral duration strategy. Liquidity and principal preservation remain the Portfolio’s primary objectives.

PORTFOLIO MANAGERS

JENNIFER GRECA With Northern Trust since 2000

PETER YI With Northern Trust since 2000

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2017
TOTAL RETURN	SHARES	IMONEYNET FUND AVERAGE™ — FIRST TIER INSTL
ONE YEAR	0.99%	0.82%
FIVE YEAR	0.32	0.23
TEN YEAR	0.49	0.47

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here.

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Portfolio to the extent the “Total Annual Portfolio Operating Expenses” exceed 0.15%. The “Total Annual Portfolio Operating Expenses After Expense Reimbursement” may be higher than the contractual limitation as a result of certain Portfolio expenses, including but not limited to servicing fees, that are not reimbursed. This contractual limitation may not be terminated before April 1, 2018 without the approval of the Board of Trustees. In the absence of these reimbursements, yield, total return, growth since inception and dividends would have been reduced. Total return is based on net change in net asset value assuming reinvestment of distributions. The 7-day current yield more closely reflects the current earnings of the Portfolio than the total returns.

MATURITY ANALYSIS

At November 30, 2017, the maturity analysis for the Prime Obligations Portfolio as a percentage of investments was:

MATURITY	%

We compare our Portfolios to the iMoneyNet Money Fund Report Averages, which are composites of professionally managed money market investments with similar investment objectives.

Information about Investment Considerations and Index Definitions can be found on pages 60 and 61.

OVERNIGHT (1 BUSINESS DAY)	43.0%
2 - 15 DAYS	20.1
16 - 30 DAYS	14.3
31 - 60 DAYS	7.6
61 - 97 DAYS	10.3
98 - 180 DAYS	1.6
181 - 270 DAYS	1.0
271 - 366 DAYS	2.1

You could lose money by investing in the Portfolio. Because the share price of the Portfolio will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Portfolio may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Portfolio’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

MONEY MARKET PORTFOLIOS	6	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

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NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	7	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

STATEMENTS OF ASSETS AND LIABILITIES	NOVEMBER 30, 2017

Amounts in thousands, except per share data	TREASURY PORTFOLIO	U.S. GOVERNMENT PORTFOLIO	U.S. GOVERNMENT SELECT PORTFOLIO	MUNICIPAL PORTFOLIO	PRIME OBLIGATIONS PORTFOLIO
ASSETS:
Investments, at value	$19,989,085	$9,574,282	$15,108,495	$219,379	$2,478,859
Repurchase agreements, at value	25,325,447	4,798,350	9,328,889	—	115,000
Cash	—	223,705	—	109	—
Interest income receivable	48,620	5,529	12,684	216	2,208
Receivable for securities sold	324,929	—	—	455	—
Receivable for fund shares sold	195,984	58	4,678	—	—
Receivable from affiliates for expense reimbursements	737	234	519	31	4
Prepaid and other assets	154	14	76	—	—
Total Assets	45,884,956	14,602,172	24,455,341	220,190	2,596,071

LIABILITIES:
Cash overdraft	428,017	—	5,817	—	—
Payable for securities purchased	41,514	492,549	267,878	—	50,000
Payable for fund shares redeemed	—	194,587	2,847	—	—
Distributions payable to shareholders	32,920	4,500	18,282	137	2,386
Payable to affiliates:
Management fees	4,606	2,603	3,572	33	260
Custody fees	355	140	212	44	44
Shareholder servicing fees	1,313	—	—	—	—
Transfer agent fees	531	170	298	3	30
Trustee fees	28	113	70	3	4
Accrued other liabilities	720	201	553	45	85
Total Liabilities	510,004	694,863	299,529	265	52,809

Net Assets	$45,374,952	$13,907,309	$24,155,812	$219,925	$2,543,262

ANALYSIS OF NET ASSETS:
Capital stock	$45,374,371	$13,907,336	$24,155,612	$219,940	$2,543,106
Accumulated undistributed net investment loss	(1)	(49)	(49)	(3)	(4)
Accumulated undistributed net realized gain	582	22	249	2	24
Net unrealized appreciation (depreciation)	—	—	—	(14)	136
Net Assets	$45,374,952	$13,907,309	$24,155,812	$219,925	$2,543,262

Net Assets:
Shares	$11,867,693	$13,905,729	$23,555,556	$217,750	$2,543,262
Service Shares	—	1,580	127,777	2,175	—
Premier Shares	33,507,259	—	—	—	—
Williams Capital Shares	—	—	472,479	—	—
Total Shares Outstanding (no par value, unlimited shares authorized):
Shares	11,867,405	13,905,723	23,555,382	217,771	2,542,946
Service Shares	—	1,580	127,774	2,176	—
Premier Shares	33,506,966	—	—	—	—
Williams Capital Shares	—	—	472,476	—	—
Net Asset Value, Redemption and Offering Price Per Share:
Shares	$1.00	$1.00	$1.00	$0.9999	$1.0001
Service Shares	—	1.00	1.00	0.9999	—
Premier Shares	1.00	—	—	—	—
Williams Capital Shares	—	—	1.00	—	—

Investments, at cost	$19,989,085	$9,574,282	$15,108,495	$219,393	$2,478,723
Repurchase agreements, at cost	25,325,447	4,798,350	9,328,889	—	115,000

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS  8  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

STATEMENTS OF OPERATIONS	FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2017

Amounts in thousands	TREASURY PORTFOLIO	U.S. GOVERNMENT PORTFOLIO	U.S. GOVERNMENT SELECT PORTFOLIO	MUNICIPAL PORTFOLIO	PRIME OBLIGATIONS PORTFOLIO
INVESTMENT INCOME:
Interest income	$336,812	$47,778	$201,903	$2,573	$22,090
Income from affiliates (Note 5)	663	97	—	—	—
Total Investment Income	337,475	47,875	201,903	2,573	22,090

EXPENSES:
Management fees	50,681	14,288	42,076	630	2,471
Custody fees	4,063	614	2,481	90	257
Transfer agent fees	5,848	820	3,507	52	285
Blue sky fees	61	57	72	53	84
SEC fees	551	82	409	17	19
Printing fees	83	24	81	19	18
Audit fees	58	19	45	12	13
Legal fees	193	72	156	52	55
Shareholder servicing fees	14,319	—	—	—	—
Trustee fees	457	147	332	10	21
Other	418	132	401	50	92

Total Expenses	76,732	16,255	49,560	985	3,315
Less expenses contractually reimbursed by investment adviser	(3,218)	(2,482)	(2,238)	(256)	(401)
Less custodian credits	(10)	(3)	(87)	(14)	(29)
Net Expenses	73,504	13,770	47,235	715	2,885

Net Investment Income	263,971	34,105	154,668	1,858	19,205

NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains on:
Investments	588	22	249	3	24
Net change in unrealized depreciation on:
Investments	—	—	—	(14)	(165)
Net Gains (Losses)	588	22	249	(11)	(141)

Net Increase in Net Assets Resulting from Operations	$264,559	$34,127	$154,917	$1,847	$19,064

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  9  MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS

	TREASURY PORTFOLIO		U.S. GOVERNMENT PORTFOLIO
Amounts in thousands	2017	2016	2017	2016

OPERATIONS:
Net investment income	$263,971	$56,679	$34,105	$5,075
Net realized gains	588	208	22	21
Net change in unrealized appreciation (depreciation)	—	—	—	—
Net Increase in Net Assets Resulting from Operations	264,559	56,887	34,127	5,096

CAPITAL SHARE TRANSACTIONS:(1)
Net increase (decrease) in net assets resulting from Shares transactions	2,076,608	(6,800,411)	8,985,769	(975,274)
Net increase (decrease) in net assets resulting from Service Shares transactions	—	—	1,005	(8,266)
Net increase in net assets resulting from Premier Shares transactions	9,030,041	24,476,925	—	—
Net decrease in net assets resulting from GFS Shares transactions	—	—	—	—
Net increase (decrease) in net assets resulting from Williams Capital Shares transactions	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	11,106,649	17,676,514	8,986,774	(983,540)

DISTRIBUTIONS TO SHARES SHAREHOLDERS:
From net investment income	(73,656)	(41,855)	(34,114)	(5,138)
From net realized gains	—	—	—	—
Total Distributions to Shares Shareholders	(73,656)	(41,855)	(34,114)	(5,138)

DISTRIBUTIONS TO SERVICE SHARES SHAREHOLDERS:
From net investment income	—	—	(6)	(6)
From net realized gains	—	—	—	—
Total Distributions to Service Shares Shareholders	—	—	(6)	(6)

DISTRIBUTIONS TO PREMIER SHARES SHAREHOLDERS:
From net investment income	(190,527)	(15,015)	—	—
Total Distributions to Premier Shares Shareholders	(190,527)	(15,015)	—	—

DISTRIBUTIONS TO GFS SHARES SHAREHOLDERS:
From net investment income	—	—	—	—
Total Distributions to GFS Shares Shareholders	—	—	—	—

DISTRIBUTIONS TO WILLIAMS CAPITAL SHARES SHAREHOLDERS:
From net investment income	—	—	—	—
Total Distributions to Williams Capital Shares Shareholders	—	—	—	—

Total Increase (Decrease) in Net Assets	11,107,025	17,676,531	8,986,781	(983,588)
NET ASSETS:
Beginning of year	34,267,927	16,591,396	4,920,528	5,904,116
End of year	$45,374,952	$34,267,927	$13,907,309	$4,920,528

Accumulated Undistributed Net Investment Income (Loss)	$(1)	$211	$(49)	$(34)

(1)	The number of shares approximates the dollar amount of transactions, except for Municipal Portfolio and Prime Obligations Portfolio.
(2)	Effective November 17, 2016, the GFS Shares was terminated and is no longer offered to shareholders.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS  10  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

U.S. GOVERNMENT SELECT PORTFOLIO		MUNICIPAL PORTFOLIO		PRIME OBLIGATIONS PORTFOLIO
2017	2016	2017	2016	2017	2016

$154,668	$44,648	$1,858	$6,021	$19,205	$13,274
249	173	3	564	24	321
—	—	(14)	—	(165)	301
154,917	44,821	1,847	6,585	19,064	13,896

(134,056)	2,659,692	(529,478)	(3,750,446)	832,441	(1,899,370)
(44,482)	49,415	(1,781)	(13,069)	(127)	(37,331)
—	—	—	—	—	—
—	—	—	—	—	(361,707	)(2)
(1,683)	260,173	—	—	—	—
(180,221)	2,969,280	(531,259)	(3,763,515)	832,314	(2,298,408)

(150,743)	(43,848)	(1,915)	(6,002)	(19,228)	(12,286)
—	—	(14)	(641)	(37)	—
(150,743)	(43,848)	(1,929)	(6,643)	(19,265)	(12,286)

(894)	(302)	(15)	(23)	(2)	(153)
—	—	—	(4)	—	—
(894)	(302)	(15)	(27)	(2)	(153)

—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	(1,192)
—	—	—	—	—	(1,192)

(3,204)	(649)	—	—	—	—
(3,204)	(649)	—	—	—	—

(180,145)	2,969,302	(531,356)	(3,763,600)	832,111	(2,298,143)
24,335,957	21,366,655	751,281	4,514,881	1,711,151	4,009,294
$24,155,812	$24,335,957	$219,925	$751,281	$2,543,262	$1,711,151

$(49)	$124	$(3)	$(2)	$(4)	$21

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  11  MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FINANCIAL HIGHLIGHTS

TREASURY PORTFOLIO	SHARES
Selected per share data	2017	2016		2015	2014	2013

Net Asset Value, Beginning of Year	$1.00	$1.00		$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.01	—	(1)	— (1)	— (1)	— (1)
Net realized gains (losses)(1)	—	—		—	—	—
Total from Investment Operations	0.01	—		—	—	—

LESS DISTRIBUTIONS PAID:
From net investment income	(0.01)	—	(1)	— (1)	— (1)	— (1)
Total Distributions Paid	(0.01)	—		—	—	—

Net Asset Value, End of Year	$1.00	$1.00		$1.00	$1.00	$1.00

Total Return(2)	0.70%	0.23%		0.01%	0.01%	0.02%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$11,867,693	$9,790,988		$16,591,396	$14,705,072	$10,166,515
Ratio of average net assets of:
Expenses, net of waivers, reimbursements and credits	0.15%	0.15	%(3)	0.08%	0.06%	0.09%
Expenses, before waivers, reimbursements and credits	0.16%	0.20	%(3)	0.21%	0.27%	0.32%
Net investment income, net of waivers, reimbursements and credits	0.71%	0.22	%(3)	0.01%	0.01%	0.01%
Net investment income (loss), before waivers, reimbursements and credits	0.70%	0.17	%(3)	(0.12)%	(0.20)%	(0.22)%

	PREMIER
Selected per share data	2017	2016(4)

Net Asset Value, Beginning of Period	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.01	— (1)
Net realized gains (losses)(1)	—	—
Total from Investment Operations	0.01	—

LESS DISTRIBUTIONS PAID:
From net investment income	(0.01)	— (1)
Total Distributions Paid	(0.01)	—

Net Asset Value, End of Period	$1.00	$1.00

Total Return(5)	0.65%	0.07%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$33,507,259	$24,476,939
Ratio to average net assets of:(6)
Expenses, net of waivers, reimbursements and credits	0.20%	0.20%
Expenses, before waivers, reimbursements and credits	0.21%	0.21%
Net investment income, net of waivers, reimbursements and credits	0.67%	0.21%
Net investment income, before waivers, reimbursements and credits	0.66%	0.20%

(1)	Per share amounts from net investment income, net realized gains (losses) and distributions paid from net investment income were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	Effective August 1, 2016, the investment adviser reduced the contractual management fee rate paid by the Portfolio. Effective August 1, 2016, the investment adviser agreed to increase the expense reimbursements it provides the Portfolio by contractually limiting the Portfolio’s total expenses (other than certain excepted expenses noted in the Notes to Financial Statements) to 0.15%. Prior to August 1, 2016, the expense limitation had been 0.20%.
(4)	For the period August 1, 2016 (commencement of operations) through November 30, 2016.
(5)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(6)	Annualized for periods less than one year.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS  12  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

U.S. GOVERNMENT PORTFOLIO	SHARES
Selected per share data	2017		2016		2015	2014	2013

Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.01	(1)	—	(2)	— (2)	— (2)	— (2)
Net realized gains (losses)(2)	—		—		—	—	—
Total from Investment Operations	0.01		—		—	—	—

LESS DISTRIBUTIONS PAID:
From net investment income	(0.01)		—	(2)	— (2)	— (2)	— (2)
Total Distributions Paid	(0.01)		—		—	—	—

Net Asset Value, End of Year	$1.00		$1.00		$1.00	$1.00	$1.00

Total Return(3)	0.62%		0.11%		0.01%	0.01%	0.01%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$13,905,729		$4,919,953		$5,895,274	$5,771,872	$6,536,003
Ratio of average net assets of:
Expenses, net of waivers, reimbursements and credits	0.25	%(4)	0.30	%(5)	0.12%	0.09%	0.11%
Expenses, before waivers, reimbursements and credits	0.30	%(4)	0.37%		0.36%	0.37%	0.37%
Net investment income, net of waivers, reimbursements and credits	0.62	%(4)	0.10	%(5)	0.01%	0.01%	0.01%
Net investment income (loss), before waivers, reimbursements and credits	0.57	%(4)	0.03%		(0.23)%	(0.27)%	(0.25)%

	SERVICE
Selected per share data	2017		2016		2015	2014	2013

Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.01	(1)	—	(2)	— (2)	— (2)	— (2)
Net realized gains (losses)(2)	—		—		—	—	—
Total from Investment Operations	0.01		—		—	—	—

LESS DISTRIBUTIONS PAID:
From net investment income	(0.01)		—	(2)	— (2)	— (2)	— (2)
Total Distributions Paid	(0.01)		—		—	—	—

Net Asset Value, End of Year	$1.00		$1.00		$1.00	$1.00	$1.00

Total Return(3)	0.62%		0.11%		0.01%	0.01%	0.01%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,580		$575		$8,842	$26,832	$23,651
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.25	%(4)	0.32	%(5)	0.12%	0.09%	0.11%
Expenses, before waivers, reimbursements and credits	0.30	%(4)	0.36%		0.36%	0.38%	0.38%
Net investment income, net of waivers, reimbursements and credits	0.66	%(4)	0.08	%(5)	0.01%	0.01%	0.01%
Net investment income (loss), before waivers, reimbursements and credits	0.61	%(4)	0.04%		(0.23)%	(0.28)%	(0.26)%

(1)	Net investment income for the year ended was calculated using the average shares outstanding method.
(2)	Per share amounts from net investment income, net realized gains (losses) and distributions paid from net investment income were less than $0.01 per share.
(3)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(4)	Effective April 1, 2017, the investment adviser reduced the contractual management fee rate paid by the Portfolio (see Note 4).
(5)	Effective July 1, 2016, the investment adviser agreed to increase the expense reimbursements it provides the Portfolio by contractually limiting the Portfolio’s total expenses (other than certain expenses noted in the Notes to Financial Statements) to 0.25%. Prior to July 1, 2016, the expense limitation had been 0.35%.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  13  MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

U.S. GOVERNMENT SELECT PORTFOLIO	SHARES
Selected per share data	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.01	— (1)	— (1)	— (1)	— (1)
Net realized gains (losses)(1)	—	—	—	—	—
Total from Investment Operations	0.01	—	—	—	—

LESS DISTRIBUTIONS PAID:
From net investment income	(0.01)	— (1)	— (1)	— (1)	— (1)
Total Distributions Paid	(0.01)	—	—	—	—

Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(2)	0.66%	0.20%	0.01%	0.01%	0.01%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$23,555,556	$23,689,538	$21,029,825	$19,144,244	$17,349,481
Ratio of average net assets of:
Expenses, net of waivers, reimbursements and credits	0.20%	0.20%	0.12%	0.08%	0.11%
Expenses, before waivers, reimbursements and credits	0.21%	0.21%	0.21%	0.28%	0.32%
Net investment income, net of waivers, reimbursements and credits	0.66%	0.20%	0.01%	0.01%	0.01%
Net investment income (loss), before waivers, reimbursements and credits	0.65%	0.19%	(0.08)%	(0.19)%	(0.20)%

	SERVICE
Selected per share data	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.01	— (1)	— (1)	— (1)	— (1)
Net realized gains (losses)(1)	—	—	—	—	—
Total from Investment Operations	0.01	—	—	—	—

LESS DISTRIBUTIONS PAID:
From net investment income	(0.01)	— (1)	— (1)	— (1)	— (1)
Total Distributions Paid	(0.01)	—	—	—	—

Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(2)	0.66%	0.20%	0.01%	0.01%	0.01%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$127,777	$172,258	$122,843	$123,842	$141,006
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.20%	0.20%	0.12%	0.08%	0.11%
Expenses, before waivers, reimbursements and credits	0.21%	0.21%	0.21%	0.29%	0.33%
Net investment income, net of waivers, reimbursements and credits	0.65%	0.21%	0.01%	0.01%	0.01%
Net investment income (loss), before waivers, reimbursements and credits	0.64%	0.20%	(0.08)%	(0.20)%	(0.21)%

(1)	Per share amounts from net investment income, net realized gains (losses) and distributions paid from net investment income were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS  14  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

U.S. GOVERNMENT SELECT PORTFOLIO	WILLIAMS CAPITAL
Selected per share data	2017	2016	2015	2014(1)

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.01	— (2)	— (2)	— (2)
Net realized gains (losses)(2)	—	—	—	—
Total from Investment Operations	0.01	—	—	—

LESS DISTRIBUTIONS PAID:
From net investment income	(0.01)	— (2)	— (2)	— (2)
Total Distributions Paid	(0.01)	—	—	—

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00

Total Return(3)	0.66%	0.20%	0.01%	0.00%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$472,479	$474,161	$213,987	$140,978
Ratio to average net assets of:(4)
Expenses, net of reimbursements and credits	0.20%	0.20%	0.12%	0.08%
Expenses, before reimbursements and credits	0.21%	0.21%	0.21%	0.21%
Net investment income, net of waivers and reimbursements	0.66%	0.21%	0.01%	0.01%
Net investment income (loss), before waivers, reimbursements and credits	0.65%	0.20%	(0.08)%	(0.12)%

(1)	For the period September 15, 2014 (commencement of operations) through November 30, 2014.
(2)	Per share amounts from net investment income, net realized gains (losses) and distributions paid from net investment income were less than $0.01 per share.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  15  MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

MUNICIPAL PORTFOLIO	SHARES
Selected per share data	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Year	$1.0001	$1.0000 (1)	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.0057	0.0016 (2)	— (3)	— (3)	— (3)
Net realized and unrealized gains (losses)	0.0001	0.0009	— (3)	— (3)	— (3)
Net increase from payment by affiliate	—	— (4)	—	—	—
Total from Investment Operations	0.0058	0.0025	—	—	—

LESS DISTRIBUTIONS PAID:
From net investment income	(0.0060)	(0.0021)	— (3)	— (3)	— (3)
From net realized gains	— (4)	(0.0003)	—	—	—
Total Distributions Paid	(0.0060)	(0.0024)	—	—	—

Net Asset Value, End of Year	$0.9999	$1.0001	$1.00	$1.00	$1.00

Total Return(5)	0.58%	0.25%	0.01%	0.02%	0.01%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$217,750	$747,324	$4,497,849	$4,671,165	$4,734,148
Ratio of average net assets of:
Expenses, net of waivers, reimbursements and credits	0.20%	0.15%	0.06%	0.08%	0.12%
Expenses, before waivers, reimbursements and credits	0.28%	0.22%	0.21%	0.28%	0.32%
Net investment income, net of waivers, reimbursements and credits	0.53%	0.16%	0.01%	0.01%	0.01%
Net investment income (loss), before waivers, reimbursements and credits	0.45%	0.09%	(0.14)%	(0.19)%	(0.19)%

(1)	Transacted at two decimals until October 11, 2016 (see Note 1).
(2)	Net investment income for the year ended was calculated using the average shares outstanding method.
(3)	Per share amounts from net investment income, net realized and unrealized gains (losses) and distributions paid from net investment income were less than $0.01 per share.
(4)	Per share amount from net increase from payment by affiliate and distributions paid from net realized gains were less than $0.0001 per share.
(5)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS  16  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

MUNICIPAL PORTFOLIO	SERVICE
Selected per share data	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Year	$1.0001	$1.0000 (1)	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.0058	0.0018 (2)	— (3)	— (3)	— (3)
Net realized and unrealized gains (losses)	—	0.0007	— (3)	— (3)	— (3)
Net increase from payment by affiliate	—	— (4)	—	—	—
Total from Investment Operations	0.0058	0.0025	—	—	—

LESS DISTRIBUTIONS PAID:
From net investment income	(0.0060)	(0.0021)	— (3)	— (3)	— (3)
From net realized gains	— (4)	(0.0003)	—	—	—
Total Distributions Paid	(0.0060)	(0.0024)	—	—	—

Net Asset Value, End of Year	$0.9999	$1.0001	$1.00	$1.00	$1.00

Total Return(5)	0.58%	0.25%	0.01%	0.02%	0.01%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,175	$3,957	$17,032	$27,399	$33,415
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.20%	0.16%	0.06%	0.08%	0.12%
Expenses, before waivers, reimbursements and credits	0.28%	0.22%	0.21%	0.29%	0.33%
Net investment income, net of waivers, reimbursements and credits	0.56%	0.18%	0.01%	0.01%	0.01%
Net investment income (loss), before waivers, reimbursements and credits	0.48%	0.12%	(0.14)%	(0.20)%	(0.20)%

(1)	Transacted at two decimals until October 11, 2016 (see Note 1).
(2)	Net investment income for the year ended was calculated using the average shares outstanding method.
(3)	Per share amounts from net investment income, net realized and unrealized gains (losses) and distributions paid from net investment income were less than $0.01 per share.
(4)	Per share amount from net increase from payment by affiliate and distributions paid from net realized gains were less than $0.0001 per share.
(5)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  17  MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED NOVEMBER 30,

PRIME OBLIGATIONS PORTFOLIO	SHARES
Selected per share data	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Year	$1.0002	$1.0000 (1)	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.0099	0.0040 (2)	— (3)	— (3)	— (3)
Net realized and unrealized gains (losses)	(0.0001)	0.0006	— (3)	— (3)	— (3)
Total from Investment Operations	0.0098	0.0046	—	—	—

LESS DISTRIBUTIONS PAID:
From net investment income	(0.0099)	(0.0044)	— (3)	— (3)	— (3)
From net realized gains	— (4)	—	—	—	—
Total Distributions Paid	(0.0099)	(0.0044)	—	—	—

Net Asset Value, End of Year	$1.0001	$1.0002	$1.00	$1.00	$1.00

Total Return(5)	0.99%	0.46%	0.06%	0.02%	0.06%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,543,262	$1,711,024	$3,610,101	$3,649,756	$3,436,400
Ratio of average net assets of:
Expenses, net of waivers, reimbursements and credits	0.15%	0.15%	0.15%	0.15%	0.15%
Expenses, before waivers, reimbursements and credits	0.17%	0.17%	0.17%	0.24%	0.27%
Net investment income, net of waivers, reimbursements and credits	1.01%	0.40%	0.06%	0.02%	0.06%
Net investment income (loss), before waivers, reimbursements and credits	0.99%	0.38%	0.04%	(0.07)%	(0.06)%

(1)	Transacted at two decimals until October 11, 2016 (see Note 1).
(2)	Net investment income for the year ended was calculated using the average shares outstanding method.
(3)	Per share amounts from net investment income, net realized and unrealized gains (losses) and distributions paid from net investment income were less than $0.01 per share.
(4)	Per share amount from distributions paid from net realized gains was less than $0.0001 per share.
(5)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS  18  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

TREASURY PORTFOLIO	NOVEMBER 30, 2017

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT OBLIGATIONS – 44.1%
U.S. Treasury Bills – 9.3%
0.98%, 12/7/17(1)	$500,000	$499,914
0.98%, 12/8/17(1)	425,000	424,915
0.99%, 12/8/17(1)	750,000	749,851
1.01%, 12/8/17(1)	500,000	499,900
0.99%, 12/14/17(1)	18,000	17,993
1.02%, 12/14/17(1)	81,800	81,769
1.03%, 12/14/17(1)	200,000	199,924
1.08%, 12/14/17(1)	100,000	99,962
1.05%, 1/2/18(1)	250,000	249,764
1.04%, 1/11/18(1)	1	1
0.83%, 2/1/18(1)	398,000	397,331
0.84%, 2/1/18(1)	100,000	99,832
1.13%, 2/1/18(1)	500,000	499,159
1.26%, 5/3/18(1)	395,000	392,885

		4,213,200

U.S. Treasury Floating Rate Notes – 15.4%
(Floating, U.S. Treasury 3M Bill MMY + 0.06%), 1.35%, 12/1/17(2)	1,118,475	1,118,508
(Floating, U.S. Treasury 3M Bill MMY + 0.07%), 1.36%, 12/1/17(2)	1,676,500	1,676,775
(Floating, U.S. Treasury 3M Bill MMY + 0.14%), 1.43%, 12/1/17(2)	1,522,000	1,521,976
(Floating, U.S. Treasury 3M Bill MMY + 0.17%), 1.46%, 12/1/17(2)	1,202,146	1,202,146
(Floating, U.S. Treasury 3M Bill MMY + 0.19%), 1.48%, 12/1/17(2)	570,440	570,507
(Floating, U.S. Treasury 3M Bill MMY + 0.27%), 1.56%, 12/1/17(2)	900,000	900,065

		6,989,977

U.S. Treasury Notes – 19.4%
2.75%, 12/31/17	917,000	918,224
0.88%, 1/15/18	1,139,500	1,139,349
1.00%, 2/15/18	250,000	250,062
0.75%, 2/28/18	750,000	749,692
2.75%, 2/28/18	633,000	635,629
0.88%, 5/31/18	200,000	199,590
1.13%, 6/15/18	498,000	497,539
1.38%, 6/30/18	100,000	100,060
2.38%, 6/30/18	100,000	100,633

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT OBLIGATIONS - 44.1% continued
U.S. Treasury Notes – 19.4% continued
1.38%, 7/31/18	$250,000	$250,184
2.25%, 7/31/18	300,000	301,886
1.00%, 8/15/18	406,000	405,180
0.75%, 8/31/18	150,000	149,389
1.50%, 8/31/18	2,007,000	2,008,633
1.25%, 11/15/18	98,000	97,734
1.25%, 11/30/18	892,000	889,275
1.38%, 11/30/18	93,000	92,849

		8,785,908
Total U.S. Government Obligations

(Cost $19,989,085)		19,989,085

Investments, at Amortized Cost

( $19,989,085)		19,989,085

REPURCHASE AGREEMENTS – 55.8%
Joint Repurchase Agreements – 0.3%(3) (4)
Bank of America Securities LLC, dated 11/30/17, repurchase price $70,771 1.04%, 12/7/17	70,756	70,756
Societe Generale, New York Branch, dated 11/30/17, repurchase price $70,771 1.03%, 12/7/17	70,757	70,757

		141,513

Repurchase Agreements – 55.5%(5)
Bank of Montreal, dated 11/30/17, repurchase price $750,021 1.03%, 12/1/17	750,000	750,000
Barclays Capital, Inc., dated 11/30/17, repurchase price $35,001 1.03%, 12/1/17	35,000	35,000
BNP Paribas S.A., dated 11/16/17, repurchase price $500,439 1.09%, 12/15/17	500,000	500,000
BNP Paribas S.A., dated 11/2/17, repurchase price $851,051 1.06%, 12/14/17	850,000	850,000
BNP Paribas S.A., dated 11/30/17, repurchase price $1,040,030 1.03%, 12/1/17	1,040,000	1,040,000

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  19  MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

TREASURY PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
REPURCHASE AGREEMENTS - 55.8% continued
Repurchase Agreements – 55.5% (5) continued
Citigroup Global Markets, Inc., dated 11/30/17, repurchase price $18,935 1.03%, 12/1/17	$18,934	$18,934
Deutsche Bank Securities, Inc., dated 11/30/17, repurchase price $325,009 1.03%, 12/1/17	325,000	325,000
Federal Reserve Bank of New York, dated 11/30/17, repurchase price $16,620,463 1.00%, 12/1/17	16,620,000	16,620,000
Goldman Sachs & Co., dated 11/30/17, repurchase price $1,000,516 1.03%, 12/7/17	1,000,000	1,000,000
HSBC Securities (USA), Inc., dated 11/29/17, repurchase price $950,188 1.02%, 12/6/17	950,000	950,000
HSBC Securities (USA), Inc., dated 11/30/17, repurchase price $75,002 1.03%, 12/1/17	75,000	75,000
ING Financial Markets LLC, dated 11/27/17, repurchase price $300,061 1.04%, 12/4/17	300,000	300,000
JPMorgan Securities LLC, dated 11/30/17, repurchase price $750,022 1.04%, 12/1/17	750,000	750,000
RBS Securities, Inc., dated 11/30/17, repurchase price $1,015,029 1.03%, 12/1/17	1,015,000	1,015,000
Societe Generale S.A., dated 11/30/17, repurchase price $250,067 1.07%, 12/7/17	250,000	250,000
Societe Generale S.A., dated 11/30/17, repurchase price $500,324 1.06%, 12/7/17	500,000	500,000
Societe Generale S.A., dated 11/6/17, repurchase price $200,224 1.06%, 12/14/17	200,000	200,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
REPURCHASE AGREEMENTS - 55.8% continued
Repurchase Agreements – 55.5% (5) continued
Societe Generale, New York Branch, dated 11/30/17, repurchase price $5,000 1.03%, 12/1/17	$5,000	$5,000

		25,183,934
Total Repurchase Agreements

(Cost $25,325,447)		25,325,447

Total Investments – 99.9%

(Cost $45,314,532)(6)		45,314,532
Other Assets less Liabilities – 0.1%		60,420

NET ASSETS – 100.0%		$45,374,952

(1)	Discount rate at the time of purchase.
(2)	Variable rate security. Rate as of November 30, 2017 is disclosed. Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity, interest rate risk and/or credit risk.
(3)	Interest rates are reset daily and interest is payable monthly. Rates are determined based on technical market conditions, which currently are driven by supply and demand.
(4)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR VALUE (000S)	COUPON RATES	MATURITY DATES
U.S. Treasury Notes	$144,150	0.13%	4/15/19

(5)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000S)	COUPON RATES	MATURITY DATES
U.S. Treasury Bills	$343,317	0.00%	12/21/17 — 8/16/18
U.S. Treasury Bonds	$5,707,323	0.00% — 9.13%	5/15/18 — 8/15/47
U.S. Treasury Notes	$19,370,247	0.00% — 3.75%	12/31/17 — 11/15/27
U.S. Treasury Strips	$49,468	0.00%	2/15/18 — 2/15/27

Total	$25,470,355

(6)	The cost for federal income tax purposes was approximately $45,314,532,000.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS  20  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2017

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Portfolio’s investments, which are carried at amortized cost, or at cost for repurchase agreements, which approximates fair value, by the above fair value hierarchy as of November 30, 2017:

	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Investments held by Treasury Portfolio(1)	$—	$45,314,532	$—	$45,314,532

(1)	Classifications as defined in the Schedule of Investments.

The Portfolio discloses all transfers between levels based on valuations at the end of each reporting period. At November 30, 2017, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on November 30, 2016.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE STATEMENT OF INVESTMENTS:

3M - 3 Month

MMY - Money Market Yield

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  21  MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT PORTFOLIO

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 51.1% (1)
Federal Farm Credit Bank – 7.6%
FFCB Bonds,
1.23%, 7/27/18	$4,000	$3,999
1.25%, 8/10/18	20,000	19,997
FFCB Discount Notes,
1.05%, 12/6/17(2)	8,000	7,999
1.03%, 12/8/17(2)	20,000	19,996
1.18%, 1/10/18(2)	3,000	2,996
1.30%, 2/15/18(2)	20,000	19,946
1.18%, 3/15/18(2)	10,000	9,966
1.26%, 4/12/18(2)	3,000	2,986
1.26%, 4/18/18(2)	1,000	995
1.22%, 4/23/18(2)	25,000	24,881
1.26%, 4/24/18(2)	20,000	19,901
1.25%, 5/7/18(2)	6,000	5,968
1.27%, 5/9/18(2)	5,000	4,972
1.25%, 6/4/18(2)	8,000	7,949
1.27%, 6/7/18(2)	4,000	3,974
1.27%, 6/12/18(2)	7,000	6,953
1.30%, 6/15/18(2)	17,000	16,882
1.26%, 6/19/18(2)	5,000	4,965
1.27%, 6/27/18(2)	6,000	5,957
1.27%, 7/12/18(2)	3,000	2,977
1.28%, 7/16/18(2)	3,000	2,972
1.53%, 7/16/18(2)	16,000	15,852
1.27%, 7/23/18(2)	10,000	9,919
1.26%, 7/25/18(2)	8,000	7,934
1.27%, 7/30/18(2)	17,000	16,858
0.91%, 8/17/18(2)	20,000	19,822
0.98%, 8/21/18(2)	20,000	19,817
1.39%, 8/23/18(2)	17,000	16,829
1.30%, 9/7/18(2)	5,000	4,950
1.00%, 9/12/18(2)	45,000	44,555
1.60%, 9/24/18(2)	9,000	8,883
1.59%, 10/19/18(2)	100,000	98,569
1.61%, 10/29/18(2)	7,000	6,897
FFCB Notes,
(Floating, U.S. Federal Funds - 0.01%), 1.15%, 12/1/17(3)	55,000	55,000
(Floating, ICE LIBOR USD 1M - 0.07%), 1.17%, 12/1/17(3)	12,000	12,000
(Floating, U.S. Federal Funds + 0.01%), 1.17%, 12/1/17(3)	45,200	45,209
(Floating, U.S. Federal Funds + 0.02%), 1.18%, 12/1/17(3)	53,000	52,992

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES - 51.1% (1) continued
Federal Farm Credit Bank – 7.6% continued
(Floating, U.S. Federal Funds + 0.17%), 1.33%, 12/1/17(3)	$9,000	$9,000
(Floating, U.S. Federal Funds + 0.24%), 1.40%, 12/1/17(3)	2,000	2,000
(Floating, U.S. Federal Funds + 0.25%), 1.41%, 12/1/17(3)	18,000	17,999
(Floating, ICE LIBOR USD 1M - 0.10%), 1.15%, 12/3/17(3)	12,000	11,999
(Floating, ICE LIBOR USD 1M - 0.09%), 1.15%, 12/3/17(3)	35,000	34,997
(Floating, ICE LIBOR USD 1M - 0.07%), 1.17%, 12/3/17(3)	15,000	14,999
(Floating, U.S. Federal Funds - 0.01%), 1.15%, 12/4/17(3)	75,000	74,987
(Floating, ICE LIBOR USD 1M + 0.13%), 1.37%, 12/5/17(3)	20,000	19,999
(Floating, ICE LIBOR USD 1M - 0.08%), 1.17%, 12/13/17(3)	30,000	29,997
(Floating, ICE LIBOR USD 1M + 0.10%), 1.38%, 12/18/17(3)	9,000	9,000
(Floating, ICE LIBOR USD 1M + 0.12%), 1.40%, 12/20/17(3)	60,000	60,000
(Floating, ICE LIBOR USD 1M + 0.12%), 1.40%, 12/21/17(3)	27,000	26,999
(Floating, ICE LIBOR USD 1M - 0.13%), 1.20%, 12/25/17(3)	48,000	47,998
(Floating, ICE LIBOR USD 1M - 0.08%), 1.25%, 12/25/17(3)	17,000	17,000
(Floating, ICE LIBOR USD 1M + 0.13%), 1.46%, 12/25/17(3)	20,000	20,000
(Floating, ICE LIBOR USD 1M - 0.14%), 1.20%, 12/28/17(3)	23,000	22,999

		1,053,290

Federal Home Loan Bank – 42.4%
FHLB Bonds,
1.00%, 12/19/17	16,000	16,000
0.88%, 1/30/18	50,000	50,000
0.88%, 3/19/18	68,000	67,974
0.88%, 6/29/18	12,000	11,971
0.63%, 8/7/18	15,000	14,932
FHLB Discount Notes,
1.11%, 12/1/17(2)	29,000	29,000
0.13%, 12/6/17(2)	225,000	224,968
1.07%, 12/11/17(2)	75,000	74,978
1.09%, 12/11/17(2)	50,000	49,985
1.12%, 12/11/17(2)	20,000	19,994

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS  22  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2017

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES - 51.1% (1) continued
Federal Home Loan Bank – 42.4% continued
1.01%, 12/12/17(2)	$17,000	$16,995
0.16%, 12/13/17(2)	180,000	179,937
0.54%, 12/13/17(2)	100,000	99,965
1.02%, 12/13/17(2)	50,000	49,983
1.03%, 12/13/17(2)	84,000	83,971
1.09%, 12/13/17(2)	42,000	41,985
0.60%, 12/15/17(2)	200,000	199,917
0.39%, 12/20/17(2)	270,000	269,851
0.54%, 12/27/17(2)	100,000	99,922
0.59%, 12/29/17(2)	200,000	199,829
0.86%, 1/25/18(2)	8,000	7,990
0.72%, 1/26/18(2)	56,000	55,892
1.26%, 1/26/18(2)	290,000	289,441
0.67%, 1/30/18(2)	100,000	99,815
0.79%, 1/31/18(2)	290,000	289,438
0.84%, 2/2/18(2)	50,000	49,898
0.94%, 2/7/18(2)	130,000	129,702
1.26%, 2/14/18(2)	58,000	57,848
0.90%, 2/15/18(2)	7,000	6,987
1.12%, 2/16/18(2)	100,000	99,724
0.52%, 2/21/18(2)	200,000	199,478
1.30%, 2/21/18(2)	29,000	28,924
1.30%, 3/2/18(2)	100,000	99,673
1.31%, 3/6/18(2)	7,000	6,976
1.31%, 3/12/18(2)	171,970	171,345
0.69%, 3/20/18(2)	25,000	24,913
1.27%, 3/22/18(2)	57,605	57,381
1.29%, 3/23/18(2)	40,000	39,838
1.31%, 3/23/18(2)	153,000	152,381
1.32%, 3/23/18(2)	152,000	151,385
1.26%, 6/1/18(2)	12,000	11,924
1.27%, 6/1/18(2)	2,000	1,987
0.68%, 6/14/18(2)	54,000	53,634
1.27%, 8/3/18(2)	39,000	38,668
0.88%, 8/9/18(2)	11,250	11,152
0.90%, 8/14/18(2)	33,000	32,707
FHLB Notes,
(Floating, ICE LIBOR USD 1M - 0.17%), 1.08%, 12/1/17(3)	90,000	89,986
(Floating, ICE LIBOR USD 1M - 0.10%), 1.14%, 12/1/17(3)	75,000	75,000
(Floating, ICE LIBOR USD 3M - 0.16%), 1.16%, 12/1/17(3)	20,000	20,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES - 51.1% (1) continued
Federal Home Loan Bank – 42.4% continued
(Floating, ICE LIBOR USD 1M - 0.14%), 1.10%, 12/3/17(3)	$30,000	$30,000
(Floating, ICE LIBOR USD 1M - 0.11%), 1.13%, 12/4/17(3)	50,000	50,000
(Floating, ICE LIBOR USD 1M - 0.08%), 1.16%, 12/4/17(3)	95,000	95,000
(Floating, ICE LIBOR USD 1M - 0.14%), 1.10%, 12/5/17(3)	40,000	40,000
(Floating, ICE LIBOR USD 1M - 0.14%), 1.10%, 12/6/17(3)	125,000	125,000
(Floating, ICE LIBOR USD 3M - 0.17%), 1.15%, 12/7/17(3)	30,000	30,000
(Floating, ICE LIBOR USD 1M + 0.07%), 1.31%, 12/7/17(4)	35,000	35,000
(Floating, ICE LIBOR USD 1M - 0.16%), 1.08%, 12/8/17(3)	120,000	120,000
(Floating, ICE LIBOR USD 1M - 0.09%), 1.15%, 12/8/17(3)	75,000	75,000
(Floating, ICE LIBOR USD 1M - 0.09%), 1.16%, 12/11/17(3)	15,000	15,000
(Floating, ICE LIBOR USD 1M - 0.11%), 1.14%, 12/12/17(3)	30,000	30,000
(Floating, ICE LIBOR USD 1M - 0.14%), 1.11%, 12/13/17(3)	9,000	9,000
(Floating, ICE LIBOR USD 1M - 0.16%), 1.10%, 12/15/17(3)	20,000	20,000
(Floating, ICE LIBOR USD 1M - 0.14%), 1.12%, 12/15/17(3)	21,000	21,000
(Floating, ICE LIBOR USD 1M - 0.09%), 1.16%, 12/15/17(3)	30,000	30,000
(Floating, ICE LIBOR USD 1M - 0.13%), 1.13%, 12/16/17(3)	42,000	42,000
(Floating, ICE LIBOR USD 1M - 0.09%), 1.18%, 12/17/17(3)	25,000	25,000
(Floating, ICE LIBOR USD 1M - 0.13%), 1.15%, 12/20/17(3)	50,000	50,000
(Floating, ICE LIBOR USD 1M - 0.10%), 1.15%, 12/20/17(3)	40,000	40,000
(Floating, ICE LIBOR USD 1M - 0.08%), 1.20%, 12/20/17(3)	33,000	33,000
(Floating, ICE LIBOR USD 1M - 0.12%), 0.14%, 12/21/17(3)	75,000	75,000
(Floating, ICE LIBOR USD 1M - 0.14%), 1.15%, 12/21/17(3)	21,000	21,000
(Floating, ICE LIBOR USD 1M - 0.14%), 1.15%, 12/22/17(3)	85,000	85,000

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  23  MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT PORTFOLIO continued	NOVEMBER 30, 2017

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES - 51.1% (1) continued
Federal Home Loan Bank – 42.4% continued
(Floating, ICE LIBOR USD 3M - 0.19%), 1.14%, 12/23/17(3)	$20,000	$20,000
(Floating, ICE LIBOR USD 1M - 0.12%), 1.20%, 12/23/17(3)	85,000	85,000
(Floating, ICE LIBOR USD 1M - 0.04%), 1.28%, 12/23/17(3)	8,000	8,000
(Floating, ICE LIBOR USD 1M - 0.16%), 1.16%, 12/24/17(3)	75,000	75,000
(Floating, ICE LIBOR USD 1M - 0.15%), 1.17%, 12/24/17(3)	205,000	205,000
(Floating, ICE LIBOR USD 1M - 0.14%), 1.17%, 12/24/17(3)	20,000	20,000
(Floating, ICE LIBOR USD 1M - 0.14%), 1.19%, 12/25/17(3)	74,000	74,000
(Floating, ICE LIBOR USD 1M - 0.12%), 1.21%, 12/25/17(3)	57,000	57,000
(Floating, ICE LIBOR USD 3M - 0.12%), 1.21%, 12/26/17(3)	8,000	8,000
(Floating, ICE LIBOR USD 1M - 0.09%), 1.24%, 12/26/17(3)	40,000	40,000
(Floating, ICE LIBOR USD 3M - 0.22%), 1.13%, 1/6/18(3)	20,000	20,000
(Floating, ICE LIBOR USD 3M - 0.16%), 1.30%, 2/26/18(4)	40,000	40,000

		5,904,244

Federal Home Loan Mortgage Corporation – 0.8%
FHLMC Bonds, 1.06%, 6/22/18	55,000	54,929
FHLMC Notes,
(Floating, ICE LIBOR USD 3M - 0.23%), 1.12%, 1/17/18(3)	35,000	35,000
(Floating, ICE LIBOR USD 3M - 0.25%), 1.12%, 1/25/18(3)	25,000	25,000

		114,929

Federal National Mortgage Association – 0.3%
FNMA Bonds, 0.88%, 5/21/18	36,000	35,936

Total U.S. Government Agencies

(Cost $7,108,399)		7,108,399

U.S. GOVERNMENT OBLIGATIONS – 17.7%
U.S. Treasury Bills – 6.0%
1.01%, 12/7/17(2)	113,000	112,981
0.24%, 12/8/17(2)	100,000	99,980
0.99%, 12/8/17(2)	20,000	19,996

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT OBLIGATIONS - 17.7% continued
U.S. Treasury Bills – 6.0% continued
1.00%, 12/8/17(2)	$20,000	$19,996
0.55%, 12/14/17(2)	100,000	99,962
0.29%, 1/2/18(2)	125,000	124,882
1.05%, 1/2/18(2)	32,000	31,970
0.65%, 1/25/18(2)	250,000	249,581
0.83%, 2/1/18(2)	18,000	17,974
0.84%, 2/1/18(2)	10,000	9,986
1.26%, 5/3/18(2)	50,000	49,732

		837,040

U.S. Treasury Floating Rate Notes – 8.2%
(Floating, U.S. Treasury 3M Bill MMY + 0.06%), 1.35%, 12/1/17(3)	21,000	21,002
(Floating, U.S. Treasury 3M Bill MMY + 0.07%), 1.36%, 12/1/17(3)	105,000	105,007
(Floating, U.S. Treasury 3M Bill MMY + 0.14%), 1.43%, 12/1/17(3)	203,000	203,015
(Floating, U.S. Treasury 3M Bill MMY + 0.17%), 1.46%, 12/1/17(3)	390,000	389,999
(Floating, U.S. Treasury 3M Bill MMY + 0.19%), 1.48%, 12/1/17(3)	333,000	333,113
(Floating, U.S. Treasury 3M Bill MMY + 0.27%), 1.56%, 12/1/17(3)	95,000	95,002

		1,147,138

U.S. Treasury Notes – 3.5%
1.00%, 12/15/17	25,000	25,002
0.88%, 1/15/18	14,000	14,000
1.00%, 2/15/18	20,000	20,005
0.75%, 2/28/18	59,000	58,978
2.75%, 2/28/18	16,000	16,073
1.13%, 6/15/18	68,000	67,937
2.25%, 7/31/18	12,000	12,075
1.00%, 8/15/18	31,000	30,943
1.50%, 8/31/18	42,000	42,007
1.25%, 11/15/18	12,000	11,967
1.25%, 11/30/18	46,000	45,864
1.38%, 11/30/18	12,000	11,981

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS  24  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2017

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT OBLIGATIONS - 17.7% continued
U.S. Treasury Notes – 3.5% continued
U.S. Treasury Notes, 0.75%, 1/31/18	$25,000	$24,996
1.00%, 5/15/18	100,000	99,877

		481,705
Total U.S. Government Obligations

(Cost $2,465,883)		2,465,883

Investments, at Amortized Cost

( $9,574,282)		9,574,282

REPURCHASE AGREEMENTS – 34.5%
Joint Repurchase Agreements – 1.3%(5) (6)
Bank of America Securities LLC, dated 11/30/17, repurchase price $89,247 1.04%, 12/7/17	89,228	89,228
Societe Generale, New York Branch, dated 11/30/17, repurchase price $89,247 1.03%, 12/7/17	89,229	89,229

		178,457

Repurchase Agreements – 33.2%(7)
Bank of America N.A., dated 11/30/17, repurchase price $715,021 1.05%, 12/1/17	715,000	715,000
Bank of Nova Scotia, dated 11/30/17, repurchase price $200,006 1.05%, 12/1/17	200,000	200,000
BNP Paribas S.A., dated 11/2/17, repurchase price $175,218 1.07%, 12/14/17	175,000	175,000
BNP Paribas S.A., dated 11/30/17, repurchase price $100,003 1.04%, 12/1/17	100,000	100,000
BNP Paribas S.A., dated 11/30/17, repurchase price $110,003 1.05%, 12/1/17	110,000	110,000
Citigroup Global Markets, Inc., dated 11/30/17, repurchase price $24,894 1.03%, 12/1/17	24,893	24,893

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
REPURCHASE AGREEMENTS - 34.5% continued
Repurchase Agreements – 33.2% (7) continued
Federal Reserve Bank of New York, dated 11/30/17, repurchase price $3,010,083 1.00%, 12/1/17	$3,010,000	$3,010,000
JPMorgan Securities LLC, dated 11/30/17, repurchase price $285,008 1.04%, 12/1/17	285,000	285,000

		4,619,893
Total Repurchase Agreements

(Cost $4,798,350)		4,798,350

Total Investments – 103.3%

(Cost $14,372,632)(8)		14,372,632
Liabilities less Other Assets – (3.3%)		(465,323)

NET ASSETS – 100.0%		$13,907,309

(1)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	Discount rate at the time of purchase.
(3)	Variable rate security. Rate as of November 30, 2017 is disclosed. Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity, interest rate risk and/or credit risk.
(4)	Variable rate security. Rate as of November 30, 2017 is disclosed.
(5)	Interest rates are reset daily and interest is payable monthly. Rates are determined based on technical market conditions, which currently are driven by supply and demand.
(6)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR VALUE (000S)	COUPON RATES	MATURITY DATES
U.S. Treasury Notes	$181,782	0.13%	4/15/19

(7)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000S)	COUPON RATES	MATURITY DATES
FHLB	$1,652	4.00%	9/1/28 — 10/24/29
FHLMC	$123,568	0.00% — 5.00%	3/7/18 — 8/1/47
FNMA	$221,278	0.88% — 4.50%	5/21/18 —11/1/47
GNMA	$748,246	3.00% — 4.50%	5/20/41 — 5/20/46
U.S. Treasury Bills	$35,504	0.00%	1/11/18 — 3/1/18

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  25  MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT PORTFOLIO continued	NOVEMBER 30, 2017

NAME	FAIR VALUE (000S)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$63,191	0.00% — 9.13%	5/15/18 —11/15/45
U.S. Treasury Notes	$3,621,865	0.13% — 2.38%	5/31/18 — 5/15/27

Total	$4,815,304

(8)	The cost for federal income tax purposes was approximately $14,372,632,000.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Portfolio’s investments, which are carried at amortized cost, or at cost for repurchase agreements, which approximates fair value, by the above fair value hierarchy as of November 30, 2017:

	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Investments held by U.S. Government Portfolio(1)	$—	$14,372,632	$—	$14,372,632

(1)	Classifications as defined in the Schedule of Investments.

The Portfolio discloses all transfers between levels based on valuations at the end of each reporting period. At November 30, 2017, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on November 30, 2016.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1M - 1 Month

3M - 3 Month

FFCB - Federal Farm Credit Bank

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

ICE LIBOR - Intercontinental Exchange London Interbank Offered Rate

MMY - Money Market Yield

USD - United States Dollar

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS  26  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SELECT PORTFOLIO	NOVEMBER 30, 2017

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 47. 9%(1)
Federal Farm Credit Bank – 16.6%
FFCB Bonds, 0.84%, 1/22/18	$80,000	$79,963
1.23%, 7/27/18	16,000	15,997
1.30%, 9/4/18	63,800	63,799
FFCB Discount Notes, 1.03%, 12/8/17(2)	80,000	79,984
1.03%, 12/15/17(2)	25,000	24,990
1.18%, 1/10/18(2)	11,000	10,986
0.90%, 2/6/18(2)	33,000	32,945
1.30%, 2/15/18(2)	80,000	79,784
1.22%, 4/2/18(2)	20,000	19,919
1.26%, 4/12/18(2)	11,000	10,950
1.26%, 4/18/18(2)	5,000	4,976
1.26%, 4/24/18(2)	17,000	16,916
1.24%, 5/7/18(2)	40,000	39,787
1.25%, 5/7/18(2)	27,000	26,851
1.27%, 5/9/18(2)	18,000	17,901
1.25%, 5/31/18(2)	61,000	60,623
1.25%, 6/4/18(2)	35,000	34,779
1.27%, 6/6/18(2)	10,000	9,935
1.27%, 6/7/18(2)	11,000	10,928
1.27%, 6/12/18(2)	28,000	27,812
1.30%, 6/15/18(2)	72,000	71,498
1.26%, 6/19/18(2)	21,370	21,222
1.29%, 6/26/18(2)	40,000	39,708
1.27%, 6/27/18(2)	24,000	23,827
1.27%, 7/12/18(2)	12,000	11,907
1.28%, 7/16/18(2)	12,000	11,905
1.53%, 7/16/18(2)	64,000	63,391
1.27%, 7/23/18(2)	40,000	39,675
1.26%, 7/25/18(2)	35,000	34,713
1.27%, 7/30/18(2)	73,000	72,389
1.32%, 8/15/18(2)	20,000	19,813
1.33%, 8/15/18(2)	30,000	29,719
1.39%, 8/23/18(2)	72,000	71,274
1.30%, 9/7/18(2)	20,000	19,801
1.42%, 9/13/18(2)	30,000	29,666
1.60%, 9/24/18(2)	37,000	36,518
1.50%, 10/1/18(2)	10,000	9,875
1.53%, 10/10/18(2)	25,000	24,672
1.61%, 10/29/18(2)	28,000	27,589
FFCB Notes,
(Floating, U.S. Federal Funds - 0.01%), 1.15%, 12/1/17(3)	24,500	24,495

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES - 47. 9%(1) continued
Federal Farm Credit Bank – 16.6% continued
(Floating, ICE LIBOR USD 1M - 0.07%), 1.17%, 12/1/17(3)	$100,000	$100,000
(Floating, U.S. Federal Funds + 0.02%), 1.18%, 12/1/17(3)	11,000	10,998
(Floating, U.S. Federal Funds + 0.17%), 1.33%, 12/1/17(3)	45,000	44,999
(Floating, U.S. Federal Funds + 0.24%), 1.40%, 12/1/17(3)	34,000	33,998
(Floating, U.S. Federal Funds + 0.25%), 1.41%, 12/1/17(3)	133,000	132,990
(Floating, ICE LIBOR USD 1M - 0.10%), 1.15%, 12/3/17(3)	52,000	51,997
(Floating, ICE LIBOR USD 1M - 0.07%), 1.17%, 12/3/17(3)	70,000	69,997
(Floating, U.S. Federal Funds - 0.01%), 1.15%, 12/4/17(3)	115,000	114,980
(Floating, ICE LIBOR USD 1M + 0.18%), 1.42%, 12/4/17(3)	34,000	33,999
(Floating, ICE LIBOR USD 1M + 0.13%), 1.37%, 12/5/17(3)	49,000	48,997
(Floating, ICE LIBOR USD 1M - 0.10%), 1.15%, 12/7/17(3)	150,000	149,993
(Floating, ICE LIBOR USD 1M + 0.17%), 1.41%, 12/8/17(3)	34,000	34,000
(Floating, ICE LIBOR USD 1M + 0.04%), 1.29%, 12/10/17(3)	200,000	200,266
(Floating, ICE LIBOR USD 1M + 0.11%), 1.36%, 12/12/17(3)	48,000	47,999
(Floating, ICE LIBOR USD 1M + 0.15%), 1.40%, 12/12/17(3)	50,000	49,999
(Floating, ICE LIBOR USD 1M - 0.08%), 1.17%, 12/13/17(3)	130,000	129,987
(Floating, ICE LIBOR USD 1M - 0.10%), 1.17%, 12/17/17(3)	173,000	173,012
(Floating, ICE LIBOR USD 1M + 0.10%), 1.38%, 12/18/17(3)	145,000	145,000
(Floating, ICE LIBOR USD 1M - 0.09%), 1.19%, 12/20/17(3)	170,000	170,000
(Floating, ICE LIBOR USD 1M + 0.12%), 1.40%, 12/20/17(3)	45,000	45,000
(Floating, ICE LIBOR USD 1M + 0.12%), 1.40%, 12/21/17(3)	125,014	125,010
(Floating, U.S. Federal Funds + 0.00%), 1.16%, 12/25/17(3)	115,000	115,000
(Floating, ICE LIBOR USD 1M - 0.13%), 1.20%, 12/25/17(3)	104,000	103,996

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  27  MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SELECT PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES - 47.9% (1) continued
Federal Farm Credit Bank – 16.6% continued
(Floating, ICE LIBOR USD 1M - 0.08%), 1.25%, 12/25/17(3)	$166,000	$165,995
(Floating, ICE LIBOR USD 1M + 0.02%), 1.34%, 12/27/17(4)	144,750	144,739
(Floating, ICE LIBOR USD 1M - 0.14%), 1.20%, 12/28/17(3)	97,000	96,996
(Floating, ICE LIBOR USD 3M - 0.15%), 1.21%, 1/17/18(3)	115,000	114,985

		4,008,414

Federal Home Loan Bank – 28.9%
FHLB Bonds,
1.00%, 12/19/17	70,000	70,000
0.88%, 3/19/18	118,000	117,955
0.88%, 6/29/18	123,830	123,534
0.63%, 8/7/18	60,000	59,729
FHLB Discount Notes,
1.04%, 12/1/17(2)	121,100	121,100
1.11%, 12/1/17(2)	117,000	117,000
1.05%, 12/4/17(2)	500,000	499,957
1.12%, 12/6/17(2)	250,000	249,962
1.12%, 12/11/17(2)	85,000	84,974
1.01%, 12/12/17(2)	72,000	71,977
1.03%, 12/13/17(2)	144,000	143,950
1.09%, 12/13/17(2)	177,000	176,938
1.05%, 12/14/17(2)	25,000	24,991
0.86%, 1/25/18(2)	33,600	33,556
1.26%, 1/26/18(2)	153,198	152,898
1.26%, 2/14/18(2)	329,000	328,138
0.90%, 2/15/18(2)	30,000	29,944
1.29%, 2/21/18(2)	250,000	249,265
1.30%, 2/21/18(2)	118,000	117,653
1.31%, 2/21/18(2)	163,000	162,521
1.31%, 3/6/18(2)	29,000	28,900
1.28%, 3/19/18(2)	197,000	196,249
1.28%, 3/21/18(2)	202,000	201,216
1.27%, 3/22/18(2)	256,205	255,210
1.29%, 3/23/18(2)	135,000	134,454
1.26%, 6/1/18(2)	47,000	46,703
1.27%, 6/1/18(2)	9,000	8,943
1.26%, 6/13/18(2)	221,000	219,511
1.26%, 7/27/18(2)	15,000	14,876
1.27%, 8/3/18(2)	160,000	158,639

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES - 47.9%(1) continued
Federal Home Loan Bank – 28.9% continued
FHLB Notes,
(Floating, ICE LIBOR USD 3M - 0.16%), 1.16%, 12/1/17(3)	$93,000	$93,000
(Floating, ICE LIBOR USD 1M - 0.14%), 1.10%, 12/3/17(3)	125,000	125,000
(Floating, ICE LIBOR USD 1M - 0.08%), 1.16%, 12/4/17(3)	165,000	165,000
(Floating, ICE LIBOR USD 1M - 0.14%), 1.10%, 12/5/17(3)	175,000	175,000
(Floating, ICE LIBOR USD 3M - 0.17%), 1.15%, 12/7/17(3)	150,000	149,998
(Floating, ICE LIBOR USD 1M + 0.07%), 1.31%, 12/7/17(4)	45,000	45,000
(Floating, ICE LIBOR USD 1M - 0.09%), 1.16%, 12/11/17(3)	80,000	80,000
(Floating, ICE LIBOR USD 1M - 0.16%), 1.09%, 12/12/17(3)	483,000	483,000
(Floating, ICE LIBOR USD 1M - 0.14%), 1.11%, 12/13/17(3)	42,000	42,001
(Floating, ICE LIBOR USD 1M - 0.16%), 1.10%, 12/15/17(3)	90,000	90,000
(Floating, ICE LIBOR USD 1M - 0.14%), 1.12%, 12/15/17(3)	88,000	88,000
(Floating, ICE LIBOR USD 1M - 0.13%), 1.13%,12/16/17(3)	177,000	177,000
(Floating, ICE LIBOR USD 1M - 0.14%), 1.15%, 12/21/17(3)	92,000	92,000
(Floating, ICE LIBOR USD 3M - 0.19%), 1.14%, 12/23/17(3)	105,000	105,000
(Floating, ICE LIBOR USD 1M - 0.04%), 1.28%, 12/23/17(3)	38,000	38,000
(Floating, ICE LIBOR USD 1M - 0.15%), 1.17%, 12/24/17(3)	230,000	230,000
(Floating, ICE LIBOR USD 1M - 0.14%), 1.17%, 12/24/17(3)	94,000	94,000
(Floating, ICE LIBOR USD 1M - 0.14%), 1.19%, 12/25/17(3)	64,000	64,000
(Floating, ICE LIBOR USD 3M - 0.12%), 1.21%, 12/26/17(3)	38,000	38,000
(Floating, ICE LIBOR USD 1M + 0.09%), 1.42%, 12/26/17(3)	50,000	50,000
(Floating, ICE LIBOR USD 3M - 0.22%), 1.13%, 1/6/18(3)	100,000	100,000

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS  28  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2017

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES - 47.9% (1) continued
Federal Home Loan Bank – 28.9% continued
(Floating, ICE LIBOR USD 3M + 0.00%), 1.45%, 2/22/18(4)	$35,000	$35,000
(Floating, ICE LIBOR USD 3M - 0.16%), 1.30%, 2/26/18(4)	220,000	220,000

		6,979,742

Tennessee Valley Authority – 2.4%
TVA Bonds,
4.50%, 4/1/18	25,406	25,680
1.75%, 10/15/18	72,392	72,534
TVA Discount Notes,
1.03%, 12/5/17(2)	45,000	44,995
1.04%, 12/5/17(2)	431,000	430,950

		574,159
Total U.S. Government Agencies

(Cost $11,562,315)		11,562,315

U.S. GOVERNMENT OBLIGATIONS – 14.7%
U.S. Treasury Bills – 3.5%
0.98%, 12/7/17(2)	200,000	199,966
0.99%, 12/8/17(2)	90,000	89,982
1.00%, 12/8/17(2)	90,000	89,982
1.05%, 1/2/18(2)	77,000	76,927
0.83%, 2/1/18(2)	150,000	149,786
0.84%, 2/1/18(2)	24,000	23,966
1.26%, 5/3/18(2)	220,000	218,822

		849,431

U.S. Treasury Floating Rate Notes – 5.0%
(Floating, U.S. Treasury 3M Bill MMY + 0.06%), 1.35%, 12/1/17(3)	94,000	94,008
(Floating, U.S. Treasury 3M Bill MMY + 0.14%), 1.43%, 12/1/17(3)	210,000	209,975
(Floating, U.S. Treasury 3M Bill MMY + 0.17%), 1.46%, 12/1/17(3)	302,000	302,117
(Floating, U.S. Treasury 3M Bill MMY + 0.19%), 1.48%, 12/1/17(3)	451,153	451,369
(Floating, U.S. Treasury 3M Bill MMY + 0.27%), 1.56%, 12/1/17(3)	141,000	141,009

		1,198,478

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT OBLIGATIONS - 14.7% continued
U.S. Treasury Notes – 6.2%
1.00%, 12/15/17	$106,000	$106,008
0.88%, 1/15/18	59,000	59,002
1.00%, 2/15/18	90,000	90,022
0.75%, 2/28/18	204,000	203,931
2.75%, 2/28/18	72,000	72,328
1.13%, 6/15/18	290,000	289,732
2.25%, 7/31/18	47,000	47,295
1.00%, 8/15/18	125,000	124,771
1.50%, 8/31/18	184,000	184,046
1.25%, 11/15/18	57,000	56,845
1.25%, 11/30/18	209,000	208,382
1.38%, 11/30/18	56,000	55,909

		1,498,271
Total U.S. Government Obligations

(Cost $3,546,180)		3,546,180

Investments, at Amortized Cost

( $15,108,495)		15,108,495

REPURCHASE AGREEMENTS – 38.6% (5)
Repurchase Agreements – 38.6%
Bank of America N.A., dated 11/30/17, repurchase price $730,022 1.05%, 12/1/17	730,000	730,000
Bank of Nova Scotia, dated 11/30/17, repurchase price $1,200,034 1.03%, 12/1/17	1,200,000	1,200,000
BNP Paribas S.A., dated 11/30/17, repurchase price $240,007 1.05%, 12/1/17	240,000	240,000
Citigroup Global Markets, Inc., dated 11/30/17, repurchase price $228,540 1.03%, 12/1/17	228,533	228,533
Citigroup Global Markets, Inc., dated 11/30/17, repurchase price $30,357 1.05%, 12/1/17	30,356	30,356
Federal Reserve Bank of New York, dated 11/30/17, repurchase price $5,700,157 1.00%, 12/1/17	5,700,000	5,700,000

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  29  MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SELECT PORTFOLIO continued	NOVEMBER 30, 2017

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
REPURCHASE AGREEMENTS - 38.6% (5) continued
Repurchase Agreements – 38.6% continued
Merrill Lynch, dated 11/30/17, repurchase price $450,013 1.05%, 12/1/17	$450,000	$450,000
Societe Generale, New York Branch, dated 11/30/17, repurchase price $750,022 1.05%, 12/1/17	750,000	750,000

		9,328,889
Total Repurchase Agreements

(Cost $9,328,889)		9,328,889

Total Investments – 101.2%

(Cost $24,437,384)(6)		24,437,384
Liabilities less Other Assets – (1.2%)		(281,572)

NET ASSETS – 100.0%		$24,155,812

(1)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	Discount rate at the time of purchase.
(3)	Variable rate security. Rate as of November 30, 2017 is disclosed. Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity, interest rate risk and/or credit risk.
(4)	Variable rate security. Rate as of November 30, 2017 is disclosed.
(5)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000S)	COUPON RATES	MATURITY DATES
FHLB	$35,372	1.25% — 2.88%	9/28/18 — 9/13/24
FHLMC	$198,420	2.10% — 5.97%	6/13/18 — 8/1/47
FNMA	$371,081	0.00% — 4.50%	2/1/18 — 12/1/47
GNMA	$795,148	2.50% — 5.00%	6/15/40 — 11/20/47
U.S. Treasury Bills	$5,521	0.00%	12/21/17 — 7/19/18
U.S. Treasury Bonds	$1,759,072	0.00% — 8.13%	8/15/19 — 11/15/46
U.S. Treasury Notes	$6,250,009	0.13% — 2.75%	12/31/17 — 11/15/27
U.S. Treasury Strips	$1	0.00%	5/15/23 — 5/15/26

Total	$9,414,624

(6)	The cost for federal income tax purposes was approximately $24,437,384,000

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Portfolio’s investments, which are carried at amortized cost, or at cost for repurchase agreements, which approximates fair value, by the above fair value hierarchy as of November 30, 2017:

	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Investments held by U.S. Government Select Portfolio(1)	$—	$24,437,384	$—	$24,437,384

(1)	Classifications as defined in the Schedule of Investments.

The Portfolio discloses all transfers between levels based on valuations at the end of each reporting period. At November 30, 2017, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on November 30, 2016.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1M - 1 Month

3M - 3 Month

FFCB - Federal Farm Credit Bank

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

ICE LIBOR - Intercontinental Exchange London Interbank Offered Rate

MMY - Money Market Yield

TVA - Tennessee Valley Authority

USD - United States Dollar

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS  30  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO	NOVEMBER 30, 2017

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.8%
Alabama – 0.2%
Tuscaloosa County IDA Gulf Opportunity Zone Revenue Bonds, Series A, Hunt Refining Project,
(JPMorgan Chase Bank N.A. LOC),
0.97%, 12/8/17(1) (2)	$500	$500

Alaska – 0.0%
Valdez Marine Term Revenue Refunding Bonds, Series A, Exxon Pipeline Projects, 0.94%, 12/1/17(1) (2)	100	100

Arizona – 0.4%
Arizona State Health Facilities Authority Revenue Bonds, Series C, Banner Health,
(Bank of America N.A. LOC),
0.92%, 12/6/17(1) (3)	1,000	1,000

Arkansas – 0.5%
Little Rock Metrocentre Improvement District No. 1 Revenue Bonds, Little Rock Newspapers, Inc.,
(JPMorgan Chase & Co. LOC),
0.98%, 12/1/17(1) (2)	1,100	1,100

California – 0.6%
California Pollution Control Financing Authority Revenue Refunding Bonds, Series B, Pacific Gas & Electric Co.,
(Canadian Imperial Bank of Commerce LOC),
0.97%, 12/1/17(1) (2)	500	500
San Francisco City & County Redevelopment MFH Agency Revenue Refunding Bonds, Series B-2, Fillmore Center,
(FHLMC LOC),
1.02%, 12/8/17(1) (2)	750	750

		1,250

Colorado – 4.7%
Colorado City Springs Co. Utilities Revenue Bonds, Series C, 0.97%, 12/8/17(1) (2)	2,900	2,900
Colorado State Educational & Cultural Facilities Authority Revenue Refunding Bonds, Capital Christian Schools,
(FHLB of San Francisco LOC),

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS - 99.8% continued
Colorado – 4.7% continued
0.97%, 12/8/17(1) (2)	$5,590	$5,590
Colorado State Housing & Finance Authority SFM Revenue Bonds, Series 1-A3, 0.99%, 12/8/17(1) (2)	1,930	1,930

		10,420

Florida – 6.3%
Florida State HFA Revenue Bonds,
(FNMA LOC),
0.99%, 12/8/17(1) (2)	3,000	3,000
Highlands County Health Facilities Authority Revenue Bonds, Series A, Hospital Adventist Health System, 0.95%, 12/8/17(1) (2)	2,100	2,100
Highlands County Health Facilities Authority Revenue Refunding Bonds, Series I-5, Adventist Health System, 0.95%, 12/8/17(1) (2)	4,670	4,670
Orange County HFA MFH Revenue Bonds, Series B, Marbella Cove,
(FHLB of San Francisco LOC),
1.02%, 12/8/17(1) (2)	4,185	4,185

		13,955

Georgia – 3.4%
Bacon Industrial Building Authority Revenue Bonds, D.L. Lee & Sons, Inc. Project,
(Branch Banking & Trust Co. LOC),
1.01%, 12/8/17(1) (2)	3,570	3,570
Gordon County Development Authority Revenue Bonds, Pine Hall Brick Co., Inc. Project,
(Branch Banking & Trust Co. LOC),
1.01%, 12/8/17(1) (2)	1,225	1,225
Gwinnett County Development Authority Revenue Bonds, Goodwill North, Inc. Project,
(Branch Banking & Trust Co. LOC),
0.96%, 12/8/17(1) (2)	2,650	2,650

		7,445

Illinois – 18.1%
Illinois Finance Authority Solid Waste Disposal Facilities Revenue Bonds,
(Nordea Bank AB LOC),
1.11%, 12/8/17(1) (2)	5,525	5,525

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  31  MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT(000S)	VALUE (000S)
MUNICIPAL INVESTMENTS - 99.8% continued
Illinois – 18.1% continued
Illinois State Development Finance Authority Revenue Bonds, Series B, Evanston Northwestern,
0.95%, 12/1/17(1) (2)	$2,500	$2,500
Illinois State Development Finance Authority Revenue Bonds, Wheaton Academy Project,
(BMO Harris Bank N.A. LOC),
0.98%, 12/8/17(1) (2)	5,100	5,100
Illinois State Educational Facilities Authority Revenue Bonds, Augustana College,
(BMO Harris Bank N.A. LOC),
0.98%, 12/8/17(1) (2)	5,090	5,090
Illinois State Finance Authority MFH Revenue Bonds, Series A, Autumn Ridge Apartments,
(FHLMC LOC),
1.04%, 12/8/17(1) (2)	4,175	4,175
Illinois State Finance Authority Revenue Bonds, Community Action Partnership,
(Citibank N.A. LOC),
1.01%, 12/8/17(1) (2)	1,800	1,800
Illinois State Finance Authority Revenue Bonds, Series A, University of Chicago Medical Center,
(Bank of America N.A. LOC),
0.92%, 12/1/17(1) (2)	2,200	2,200
Illinois State Finance Authority Revenue Bonds, Series D-1, University of Chicago Medical,
(PNC Bank N.A. LOC),
0.94%, 12/1/17(1) (2)	2,000	2,000
Illinois State Finance Authority Revenue Bonds, Series D-2, University of Chicago Medical,
(PNC Bank N.A. LOC),
0.94%, 12/1/17(1) (2)	5,200	5,200
Illinois State Finance Authority Revenue Bonds, Subseries B, Northwestern University,
0.95%, 12/8/17(1) (2)	1,250	1,250
Illionois State Toll Highway Authority Revenue Bonds, Series A-2B,
(PNC Bank N.A. LOC),

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS - 99.8% continued
Illinois – 18.1% continued
1.01%, 12/8/17(1) (2)	$1,500	$1,500
Savanna City IDA Revenue Bonds, Metform LLC Project,
(Bank of America N.A. LOC),
1.03%, 12/8/17(1) (2)	3,400	3,400

		39,740

Indiana – 2.5%
Indiana State Development Finance Authority Revenue Bonds, TTP, Inc. Project,
(U.S. Bank N.A. LOC),
1.24%, 12/8/17(1) (2)	1,455	1,455
Indiana State Finance Authority Environmental Revenue Refunding Bonds, Series A-4, Duke Energy Indiana Project,
(Sumitomo Mitsui Banking Corp. LOC),
0.92%, 12/1/17(1) (2)	4,000	4,000

		5,455

Iowa – 5.7%
Iowa State Finance Authority Community Revenue Bonds, Series B, Wesley Retirement Services,
(Bank of America N.A. LOC),
0.98%, 12/8/17(1) (2)	2,510	2,510
Iowa State Finance Authority Revenue Bonds, Wesley Retirement Services,
(Bank of America N.A. LOC),
0.98%, 12/8/17(1) (2)	1,625	1,625
Iowa State Higher Education Loan Authority Private College Facilities Revenue Bonds, Loras College Project,	7,350	7,350
(Bank of America N.A. LOC),
0.95%, 12/1/17(1) (2)
0.95%, 12/1/17(1) (2)	1,000	1,000

		12,485

Louisiana – 2.2%
East Baton Rouge Parish IDA Development Board, Inc. Revenue Bonds, Series A, Exxon Mobil Project,
0.94%, 12/1/17(1) (2)	1,000	1,000

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS  32  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2017

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS - 99.8% continued
Louisiana – 2.2% continued
Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Series B, Nicholls State University,
(FHLB of Atlanta LOC),
1.03%, 12/8/17(1) (2)	$3,000	$3,000
Louisiana State Public Facilities Authority Multifamily Revenue Refunding Bonds,
(FNMA LOC),
1.00%, 12/8/17(1) (2)	900	900

		4,900

Maryland – 0.4%
Washington Suburban Sanitary District G.O. Unlimited BANS, Series B-3, 0.98%, 12/8/17(1) (2)	940	940

Massachusetts – 0.2%
Massachusetts State HFA Revenue Bonds, Series A, Princeton Westford Project, (Bank of America N.A. LOC), 1.00%, 12/8/17(1) (2)	545	545

Michigan – 1.1%
Michigan State Finance Authority Revenue Bonds, Series D, Healthcare Equipment Loan Program, (JPMorgan Chase Bank N.A. LOC), 1.04%, 12/8/17(1) (2)	2,355	2,355

Minnesota – 5.4%
Blooming City MFH Revenue Bonds, Series A-1, Norlan Partner, (FNMA LOC), 1.08%, 12/8/17(1) (2)	1,800	1,800
Hennepin County G.O. Unlimited Bonds, Series B, 0.95%, 12/8/17(1) (2)	3,000	3,000
Minnesota State Housing Finance Agency Revenue Bonds, Series F, Residential Housing, 1.00%, 12/8/17(1) (2)	500	500
Minnetonka City MFH Revenue Refunding Bonds, Minnetonka Hills Apartments,
(FNMA LOC),

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS - 99.8% continued
Minnesota – 5.4% continued
1.06%, 12/8/17(1) (2)	$3,565	$3,565
St. Paul Port Authority MFH Revenue Refunding Bonds, Bigos-Sibley Project,
(FHLMC LOC),
1.09%, 12/8/17(1) (2)	3,000	3,000

		11,865

Mississippi – 2.9%
Jackson County Port Facility Revenue Refunding Bonds, Chevron USA, Inc. Project,
0.94%, 12/1/17(1) (2)	2,000	2,000
Mississippi State Business Finance Corp. Commission Gulf Opportunity Zone Revenue Bonds, Series C, Chevron USA, Inc.,
(Chevron Corp. Gtd.),
0.95%, 12/1/17(1) (2)	3,500	3,500
Mississippi State Business Finance Corp. Commission Gulf Opportunity Zone Revenue Bonds, Series F, Chevron USA, Inc.,
1.02%, 12/1/17(1) (2)	800	800
Mississippi State Business Finance Corp. Revenue Bonds, Series C, Chevron USA, Inc. Project,
0.94%, 12/1/17(1) (2)	50	50

		6,350

Missouri – 3.8%
Platte County Missouri IDA MFH Revenue Refunding Bonds, Wexford Place Project,
(FHLMC LOC),
1.00%, 12/8/17(1) (2)	115	115
St. Louis Missouri City IDA Revenue Bonds, Mid-America Transplant Services,
(BMO Harris Bank N.A. LOC),
0.98%, 12/1/17(1) (2)	8,200	8,200

		8,315

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  33  MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS - 99.8% continued
Nebraska – 0.9%
Lancaster County Hospital Authority No. 1 Revenue Refunding Bonds, Series B-1, BryanLGH Medical Center, (U.S. Bank N.A. LOC), 0.95%, 12/1/17(1) (2)	$2,000	$2,000

New Jersey – 0.5%
New Jersey State EDA Revenue Refunding Bonds, Exxon Mobil Project, 0.94%, 12/1/17(1) (2)	1,000	1,000

New Mexico – 1.4%
New Mexico State Mortgage Finance Authority MFH Revenue Bonds, Series A, Villas San Ignacio, (FHLMC LOC), 1.00%, 12/8/17(1) (2)	3,000	3,000

New York – 7.1%
Metropolitan Transportation Authority Revenue Bonds, Subseries E-1, (U.S. Bank N.A. LOC), 0.95%, 12/1/17(1) (2)	2,400	2,400
New York City G.O. Unlimited Bonds, Subseries A-3, (Mizuho Bank Ltd. LOC), 0.97%, 12/1/17(1) (2)	600	600
New York City G.O. Unlimited Bonds, Subseries D-4, (TD Bank N.A. LOC), 0.95%, 12/1/17(1) (2)	2,500	2,500
New York City G.O. Unlimited Bonds, Subseries G-6, (Mizuho Bank Ltd. LOC), 0.96%, 12/1/17(1) (2)	1,300	1,300
New York City G.O. Unlimited Bonds, Subseries L-4, (U.S. Bank N.A. LOC), 0.95%, 12/1/17(1) (2)	2,000	2,000
New York City Housing Development Corp. Multifamily Mortgage Revenue Bonds, Series A, 1405 Fifth Avenue Apartments, (Citibank N.A. LOC), 1.03%, 12/8/17(1) (2)	3,765	3,765

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS - 99.8% continued
New York – 7.1% continued
New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Fiscal 2012 Subseries B-3, 0.95%, 12/1/17(1) (2)	$600	$600
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Series A-3, 0.98%, 12/1/17(1) (2)	2,550	2,550

		15,715

North Carolina – 2.3%
North Carolina State Medical Care Commission Hospital Revenue Bonds, Southeastern Regional Medical Center, (Branch Banking & Trust Co. LOC), 0.96%, 12/8/17(1) (2)	5,000	5,000

Ohio – 1.2%
Cleveland-Cuyahoga County Port Authority Cultural Facilities Revenue Bonds, Series C, Museum of Art Project, 0.97%, 12/8/17(1) (2)	600	600
Ohio State G.O. Unlimited Bonds, Series B, Common Schools, 0.95%, 12/8/17(1) (2)	2,000	2,000

		2,600

Oregon – 4.3%
Oregon State Facilities Authority Revenue Bonds, Series A, Quatama Crossing Housing, (FNMA LOC), 1.00%, 12/8/17(1) (2)	9,500	9,500

Pennsylvania – 2.2%
Lancaster IDA Revenue Bonds, Series A, Willow Valley Retirement, (PNC Bank N.A. LOC), 0.98%, 12/8/17(1) (2)	1,600	1,600
West Cornwall Township Municipal Authority Senior Living Facility Revenue Bonds, Lebanon Valley Bretheren Home Project, (PNC Bank N.A. LOC), 0.97%, 12/8/17(1) (2)	3,180	3,180

		4,780

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS  34  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2017

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS - 99.8% continued
Rhode Island – 1.7%
Rhode Island Health & Educational Building Corp. Revenue Refunding Bonds, Bryant University,
(TD Bank N.A. LOC),
0.95%, 12/8/17(1) (2)	$600	$600
Rhode Island Industrial Facilities Corp. Marine Term Revenue Refunding Bonds, Exxon Mobil Project,
0.94%, 12/1/17(1) (2)	3,180	3,180

		3,780

Tennessee – 1.1%
Sevier County Public Building Authority Revenue Bonds, Series 6-A1, Local Government Public Improvement,
0.96%, 12/8/17(1) (2)	500	500
Sevier County Public Building Authority Revenue Bonds, Series B-1, Local Government Public Improvement,
(Branch Banking & Trust Co. LOC),
0.96%, 12/8/17(1) (2)	1,910	1,910

		2,410

Texas – 13.0%
Aledo Independent School District Building Unlimited Bonds,
(Texas PSF Program Gtd.),
0.99%, 12/8/17(1) (2)	3,400	3,400
Bexar County HFA MFH Revenue Refunding Bonds, Altamonte Apartments Project,
(FNMA LOC),
1.00%, 12/8/17(1) (2)	3,500	3,500
Bexar County Housing Finance Corp. MFH Revenue Bonds, Series A, Summit Hills Apartments Project,
(FHLMC LOC),
1.06%, 12/8/17(1) (2)	3,500	3,500
Brazos Harbor Industrial Development Corp. Revenue Bonds, BASF Corp. Project,
1.11%, 12/8/17(1) (2)	4,000	4,000
Harris County Cultural Education Facilities Finance Corp. Revenue Bonds, Subseries C-1, Methodist Hospital System,
0.96%, 12/1/17(1) (2)	1,000	1,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS - 99.8% continued
Texas – 13.0% continued
Harris County HFDC Revenue Refunding Bonds, Series A-2, Methodist Hospital System,
0.96%, 12/1/17(1) (2)	$965	$965
Lower Neches Valley Authority Industrial Development Corp. Revenue Bonds, Exxon Mobil,
(Exxon Mobil Corp. Gtd.),
0.95%, 12/1/17(1) (2)	3,300	3,300
San Antonio MFH Finance Corp. Revenue Bonds, Artisan San Pedro Apartments,
(FHLMC LOC),
1.00%, 12/8/17(1) (2)	2,000	2,000
Texas State Department of Housing & Community Affairs MFH Revenue Bonds, Series A-1, Timber Points Apartments,
(FHLMC LOC),
1.02%, 12/8/17(1) (2)	1,730	1,730
Texas State TRANS,
4.00%, 8/30/18	5,000	5,099

		28,494

Utah – 1.7%
Utah State Housing Corp. Multifamily Revenue Bonds, Series A, Florentine Villas,
(FHLMC LOC),
1.00%, 12/8/17(1) (2)	3,700	3,700

Washington – 2.1%
Washington State Housing Finance Commission Revenue Bonds, Series A, Whisperwood Apartments Project,
(FNMA LOC),
1.04%, 12/8/17(1) (2)	4,650	4,650

West Virginia – 1.4%
West Virginia State Hospital Financing Authority & Improvement Revenue Refunding Bonds, Series A, Cabell Hospital,
(Branch Banking & Trust Co. LOC),
0.98%, 12/8/17(1) (2)	3,030	3,030

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  35  MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS - 99.8% continued
Municipal States Pooled Securities – 0.5%
Tender Option Bond Trust Receipts/Certificates Floater Revenue Bonds, Series 2017-XM0492, 0.98%, 12/8/17(1) (2) (4)	$1,000,000	$1,000

Total Municipal Investments

(Cost $219,393)		219,379

Total Investments – 99.8%

(Cost $219,393)(5)		219,379
Other Assets less Liabilities – 0.2%		546

NET ASSETS – 100.0%		$219,925

(1)	Rate is determined by a remarketing agent which, in its judgment, on the basis of prevailing financial markets, will be the lowest interest rate necessary to enable the remarketing agent to sell the bonds at a price equal to 100% of the principal amount.
(2)	Variable rate security. Rate as of November 30, 2017 is disclosed. Maturity date represents the date when principal payments may be due, taking into account any call options exercised and any permissible maturity shortening features.
(3)	Variable rate security. Rate as of November 30, 2017 is disclosed. Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity, interest rate risk and/or credit risk. (4) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined based on valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Institutional Funds.
(5)	At November 30, 2017, the components of investments for federal income tax purposes were as follows: (Amounts in thousands)

Federal tax cost of investments	$219,393

Gross tax appreciation of investments	$—
Gross tax depreciation of investments	(14)

Net tax depreciation of investments	$(14)

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At November 30, 2017, the industry sectors for the Portfolio were:

INDUSTRY SECTOR	% OF TOTAL INVESTMENTS
Housing	27.0%
Hospital	21.6
Industrial	9.9
University	7.7
IDB & PCR	6.7
School	6.7
State	6.0
All other sectors less than 5%	14.4

Total	100.0%

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Portfolio’s investments by the above fair value hierarchy as of November 30, 2017:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Municipal Investments(1)	$—	$219,379	$—	$219,379

(1)	Classifications as defined in the Schedule of Investments.

The Portfolio discloses all transfers between levels based on valuations at the end of each reporting period. At November 30, 2017, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on November 30, 2016.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS  36  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2017

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

BANS - Bond Anticipation Notes

EDA - Economic Development Authority

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

G.O. - General Obligation

Gtd. - Guaranteed

HFA - Housing Finance Authority

HFDC - Health Facilities Development Corporation

IDA - Industrial Development Authority

IDB - Industrial Development Board

LOC - Letter of Credit

MFH - Multifamily Housing

PCR - Pollution Control Revenue

PSF - Permanent School Fund

SFM - Single Family Mortgage

TRANS - Tax Revenue Anticipation Notes

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  37  MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

PRIME OBLIGATIONS PORTFOLIO

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
ABS COMMERCIAL PAPER – 9.0%
ABS Other – 9.0%
Bennington Stark Capital Co. LLC, 1.50%, 1/31/18	$15,000	$14,960
Charta Corp. LLC, 1.54%, 2/21/18(1)	16,000	15,945
Concord Minutemen Capital Co. LLC, Class A,
1.35%, 12/1/17(1)	10,000	10,000
1.50%, 2/7/18	15,000	14,958
1.52%, 2/15/18	20,000	19,937
CRC Funding LLC,
1.32%, 12/7/17(1)	30,000	29,993
1.48%, 2/16/18(1)	15,000	14,952
Kells Funding LLC, 1.35%, 12/12/17(1)	33,000	32,987
Lexington Parker Capital Co. LLC, 1.37%, 12/18/17(1)	15,000	14,990
Nieuw Amsterdam Receivables Corp., 1.48%, 2/20/18(1)	20,000	19,931
Ridgefield Funding Co. LLC, 1.37%, 12/12/17(1)	20,000	19,992
Starbird Funding Corp., 1.51%, 2/20/18(1)	20,000	19,932

		228,577
Total ABS Commercial Paper

(Cost $228,584)		228,577

CERTIFICATES OF DEPOSIT – 31.2%
Banking – 30.4%
Bank of America N.A., New York Branch,
(Floating, ICE LIBOR USD 1M + 0.12%), 1.39%, 12/18/17(2)	20,000	20,000
1.45%, 4/4/18	10,000	9,996
Bank of Montreal, 1.42%, 3/15/18	20,000	19,992
Bank of Montreal, Chicago Branch,
(Floating, ICE LIBOR USD 1M + 0.22%), 1.46%, 12/7/17(2)	15,000	15,006
(Floating, ICE LIBOR USD 1M + 0.20%), 1.45%, 12/11/17(2)	15,000	15,000
(Floating, ICE LIBOR USD 1M + 0.13%), 1.46%, 12/27/17(2)	20,000	20,000
(Floating, ICE LIBOR USD 1M + 0.25%), 1.60%, 12/28/17(2)	15,000	15,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CERTIFICATES OF DEPOSIT - 31.2% continued
Banking – 30.4% continued
1.53%, 1/22/18	$15,000	$15,004
Bank of Nova Scotia, Houston Branch,
(Floating, ICE LIBOR USD 1M + 0.17%), 1.41%, 12/4/17(2)	20,000	20,000
(Floating, ICE LIBOR USD 1M + 0.20%), 1.45%, 12/11/17(2)	15,000	15,000
(Floating, ICE LIBOR USD 1M + 0.21%), 1.49%, 12/19/17(2)	2,000	2,001
Bank of Nova Scotia, New York Branch, 1.51%, 2/2/18	20,000	20,003
Canadian Imperial Bank of Commerce,
(Floating, ICE LIBOR USD 1M + 0.12%), 1.45%, 12/27/17(2)	2,000	2,001
(Floating, ICE LIBOR USD 1M + 0.23%), 1.56%, 12/27/17(2)	18,500	18,506
(Floating, ICE LIBOR USD 3M + 0.19%), 1.64%, 2/22/18(3)	8,000	8,002
Citibank N.A., New York Branch, (Floating, ICE LIBOR USD 1M + 0.10%), 1.34%, 12/4/17(2)	20,000	20,003
Commonwealth Bank of Australia, New York Branch,
(Floating, ICE LIBOR USD 1M + 0.34%), 1.58%, 12/4/17(1) (2)	15,000	15,013
(Floating, ICE LIBOR USD 1M + 0.16%), 1.40%, 12/8/17(2)	10,000	10,003
Cooperatieve Rabobank U.A., London Branch, (Floating, ICE LIBOR USD 1M + 0.22%), 1.46%, 12/6/17(2)	15,000	15,000
Cooperatieve Rabobank U.A., New York Branch, (Floating, ICE LIBOR USD 1M + 0.10%), 1.36%, 12/18/17(2)	10,000	10,000
Credit Suisse A.G., New York Branch,
(Floating, ICE LIBOR USD 1M + 0.18%), 1.44%, 12/18/17(2)	8,000	8,001
(Floating, ICE LIBOR USD 1M + 0.19%), 1.47%, 12/20/17(2)	20,000	20,005
(Floating, ICE LIBOR USD 1M + 0.19%), 1.52%, 12/27/17(2)	20,000	20,002
KBC Bank N.V., Brussels Branch,
1.48%, 1/2/18	7,500	7,506
1.48%, 1/5/18	29,000	29,023
1.57%, 2/13/18	5,000	5,007

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS  38  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2017

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CERTIFICATES OF DEPOSIT - 31.2% continued
Banking – 30.4% continued
1.65%, 2/28/18	$6,000	$6,010
Mitsubishi UFJ Trust & Banking Corp., 1.37%, 12/18/17	25,000	25,011
Oversea-Chinese Banking Corp. Ltd.,
(Floating, ICE LIBOR USD 1M + 0.12%), 1.36%, 12/5/17(2)	25,000	24,999
1.40%, 1/19/18	10,000	10,000
Royal Bank of Canada, New York Branch,
(Floating, ICE LIBOR USD 1M + 0.12%), 1.36%, 12/8/17(2)	11,000	10,999
(Floating, ICE LIBOR USD 1M + 0.21%), 1.45%, 12/11/17(2)	7,000	7,001
(Floating, ICE LIBOR USD 1M + 0.20%), 1.45%, 12/13/17(2)	20,000	20,004
(Floating, ICE LIBOR USD 1M + 0.20%), 1.46%, 12/18/17(2)	10,000	10,002
(Floating, ICE LIBOR USD 3M + 0.32%), 1.68%, 1/19/18(3)	15,000	15,009
1.61%, 9/19/18	8,000	7,991
Shizuoka Bank Ltd., New York Branch,
1.41%, 1/5/18	15,000	15,001
1.42%, 1/19/18	15,000	15,001
Skandinaviska Enskilda Banken AB,
(Floating, ICE LIBOR USD 1M + 0.26%), 1.50%, 12/4/17(3)	16,000	16,000
Svenska Handelsbanken AB, New York Branch,
(Floating, ICE LIBOR USD 1M + 0.13%), 1.46%, 12/27/17(2)	8,000	8,003
Toronto Dominion Bank, London Branch, 1.53%, 2/21/18	15,000	15,002
Toronto Dominion Bank, New York Branch,
(Floating, ICE LIBOR USD 1M + 0.34%), 1.58%, 12/4/17(2)	9,000	9,008
1.35%, 12/11/17	35,000	35,001
(Floating, ICE LIBOR USD 1M + 0.18%), 1.43%, 12/15/17(2)	5,000	5,001
1.43%, 3/20/18	10,000	9,997
1.75%, 10/26/18	25,000	24,983
Wells Fargo Bank N.A.,
(Floating, ICE LIBOR USD 1M + 0.13%), 1.38%, 12/11/17(2)	15,000	15,002

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CERTIFICATES OF DEPOSIT - 31.2% continued
Banking – 30.4% continued
(Floating, ICE LIBOR USD 1M + 0.21%), 1.46%, 12/15/17(2)	$5,000	$5,000
(Floating, ICE LIBOR USD 1M + 0.23%), 1.51%, 12/19/17(2)	3,000	3,001
(Floating, ICE LIBOR USD 1M + 0.26%), 1.55%, 12/21/17(2)	15,000	15,011
1.51%, 2/2/18	20,000	20,005
Wells Fargo Bank West N.A.,
(Floating, ICE LIBOR USD 1M + 0.23%), 1.58%, 12/29/17(2)	20,000	20,002
Westpac Banking Corp.,
(Floating, ICE LIBOR USD 1M + 0.19%), 1.47%, 12/20/17(2)	15,000	15,002
Westpac Banking Corp., New York Branch,
(Floating, ICE LIBOR USD 1M + 0.52%), 1.77%, 12/11/17(2)	15,000	15,007

		773,127

Foreign Agencies – 0.8%
Dexia Credit Local S.A., New York,
(Floating, ICE LIBOR USD 1M + 0.19%), 1.52%, 12/27/17(2)	20,000	20,000

Total Certificates Of Deposit

(Cost $793,000)		793,127

COMMERCIAL PAPER – 20.9%
Banking – 19.1%
Australia and New Zealand Banking Group,
(Floating, ICE LIBOR USD 1M + 0.11%), 1.40%, 12/22/17(1) (2)	15,000	15,004
(Floating, ICE LIBOR USD 1M + 0.18%), 1.51%, 12/27/17(1) (2)	10,000	10,002
Commonwealth Bank of Australia,
(Floating, ICE LIBOR USD 1M + 0.17%), 1.41%, 12/4/17(1) (2)	6,000	6,002
(Floating, ICE LIBOR USD 1M + 0.21%), 1.58%, 12/4/17(1) (2)	25,000	25,000
1.52%, 1/11/18(1)	15,000	14,977
Commonwealth Bank of Australia, New York Branch,
(Floating, ICE LIBOR USD 1M + 0.18%), 1.46%, 12/20/17(1) (2)	10,000	10,000
(Floating, ICE LIBOR USD 1M + 0.19%), 1.52%, 12/27/17(1) (2)	10,000	10,003

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  39  MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

PRIME OBLIGATIONS PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
COMMERCIAL PAPER - 20.9% continued
Banking – 19.1% continued
DBS Bank Ltd.,
1.38%, 1/10/18(1)	$15,000	$14,977
1.45%, 2/26/18(1)	20,000	19,928
DBS Bank Ltd., New York Branch,
(Floating, ICE LIBOR USD 1M + 0.11%), 1.36%, 12/12/17(1) (2)	15,000	15,004
DZ Bank A.G. Deutsche Zentral-Genossenschaftsbank, New York, 1.10%, 12/1/17	100,000	99,997
(Floating, ICE LIBOR USD 1M + 0.11%), 1.45%, 12/28/17(1) (2)	15,000	14,999
ING US Funding LLC,
(Floating, ICE LIBOR USD 1M + 0.12%), 1.36%, 12/11/17(2)	10,000	10,003
(Floating, ICE LIBOR USD 1M + 0.13%), 1.38%, 12/14/17(2)	20,000	20,000
National Australia Bank Ltd.,
(Floating, ICE LIBOR USD 1M + 0.51%), 1.75%, 12/4/17(1) (2)	15,000	15,009
(Floating, ICE LIBOR USD 1M + 0.20%), 1.55%, 12/29/17(1) (2)	15,000	15,003
1.72%, 10/15/18(1)	25,000	24,607
Oversea-Chinese Banking Corp. Ltd.,
(Floating, ICE LIBOR USD 1M + 0.21%), 1.45%, 12/5/17(1) (2)	15,000	15,002
(Floating, ICE LIBOR USD 1M + 0.14%), 1.39%, 12/11/17(1) (2)	18,000	18,002
Swedbank AB,
1.46%, 2/27/18	10,000	9,966
Toronto Dominion Bank, New York Branch,
(Floating, ICE LIBOR USD 1M + 0.15%), 1.49%, 1/8/18(1) (2)	20,000	20,000
United Overseas Bank Ltd.,
1.35%, 1/11/18(1)	15,000	14,977
1.53%, 3/1/18	20,000	19,924
Westpac Banking Corp.,
(Floating, ICE LIBOR USD 1M + 0.12%), 1.49%, 12/4/17(2)	25,000	25,000
(Floating, ICE LIBOR USD 1M + 0.23%), 1.48%, 12/13/17(1) (2)	8,000	8,005
(Floating, ICE LIBOR USD 1M + 0.18%), 1.43%, 12/15/17(1) (2)	15,000	15,001

		486,392

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
COMMERCIAL PAPER - 20.9% continued
Brokerage – 1.0%
JPMorgan Securities LLC,
1.62%, 6/19/18	$15,000	$14,862
1.67%, 7/10/18(1)	10,000	9,897

		24,759

Foreign Local Government – 0.8%
NRW.BANK, 1.45%, 2/21/18	20,000	19,934

Total Commercial Paper

(Cost $531,070)		531,085

CORPORATE NOTES/BONDS – 0.3%
Automotive – 0.3%
American Honda Finance Corp.,
(Floating, ICE LIBOR USD 3M + 0.10%), 1.42%, 12/8/17(2)	8,000	8,001

Total Corporate Notes/Bonds

(Cost $8,000)		8,001

EURODOLLAR TIME DEPOSITS – 35.0%
Banking – 35.0%
Australia and New Zealand Banking Group,
1.08%, 12/1/17	10,000	10,000
1.10%, 12/1/17	90,000	90,000
Credit Agricole S.A., London Branch, 1.10%, 12/1/17	115,000	115,000
Credit Industrial et Commercial, Paris Branch, 1.11%, 12/1/17	115,000	115,000
DNB Bank ASA, New York Branch, 1.08%, 12/1/17	81,374	81,374
National Bank of Canada, Montreal Branch, 1.08%, 12/1/17	10,000	10,000
Nordea Bank AB, New York Branch, 1.07%, 12/1/17	125,000	125,000
Skandinaviska Enskilda Banken AB, 1.09%, 12/1/17	110,000	110,000
Svenska Handelsbanken AB, Cayman Islands, 1.06%, 12/1/17	118,000	118,000

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS  40  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2017

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
EURODOLLAR TIME DEPOSITS - 35.0% continued
Banking – 35.0% continued
Swedbank AB, New York Branch, 1.08%, 12/1/17	$115,000	$115,000

		889,374
Total Eurodollar Time Deposits

(Cost $889,374)		889,374

MUNICIPAL INVESTMENTS – 1.1%
Kentucky – 0.7%
Kentucky State Housing Corp. Housing Taxable Revenue Bonds, Series O, 1.27%, 12/8/17(4) (5)	5,855	5,855
Kentucky State Housing Corp. Taxable Revenue Bonds, Series J, 1.27%, 12/8/17(4) (5)	11,740	11,740

		17,595

Municipal States Pooled Securities – 0.4%
Nuveen Free Quality Municipal Income Fund Demand Preferred, Series 3 (AMT), 1.04%, 12/8/17(4) (5)	11,100,000	11,100

Total Municipal Investments

(Cost $28,695)		28,695

Investments, at Value

(Cost $2,478,723)		2,478,859

REPURCHASE AGREEMENTS – 4.5% (6)
Repurchase Agreements – 4.5%
Citigroup Global Markets, Inc., dated 11/30/17, repurchase price $30,001 1.05%, 12/1/17	30,000	30,000
Credit Suisse Securities, dated 11/30/17, repurchase price $10,010 1.26%, 1/4/18	10,000	10,000
HSBC Securities (USA), Inc., dated 11/30/17, repurchase price $15,018 1.41%, 12/31/17	15,000	15,000
JPMorgan Securities LLC, dated 11/30/17, repurchase price $15,019 1.56%, 3/5/18	15,000	15,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
REPURCHASE AGREEMENTS - 4.5% (6) continued
Repurchase Agreements – 4.5% continued
JPMorgan Securities LLC, dated 11/30/17, repurchase price $30,031 1.26%, 12/7/17	$30,000	$30,000
Societe Generale S.A., dated 11/30/17, repurchase price $15,018 1.41%, 2/3/18	15,000	15,000

		115,000
Total Repurchase Agreements

(Cost $115,000)		115,000

Total Investments – 102.0%

(Cost $2,593,723)(7)		2,593,859
Liabilities less Other Assets – (2.0%)		(50,597)

NET ASSETS – 100.0%		$2,543,262

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined based on valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Institutional Funds.
(2)	Variable rate security. Rate as of November 30, 2017 is disclosed. Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity, interest rate risk and/or credit risk.
(3)	Variable rate security. Rate as of November 30, 2017 is disclosed.
(4)	Rate is determined by a remarketing agent which, in its judgment, on the basis of prevailing financial markets, will be the lowest interest rate necessary to enable the remarketing agent to sell the bonds at a price equal to 100% of the principal amount.
(5)	Variable rate security. Rate as of November 30, 2017 is disclosed. Maturity date represents the date when principal payments may be due, taking into account any call options exercised and any permissible maturity shortening features.
(6)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000S)	COUPON RATES	MATURITY DATES
Commercial Paper	$42,003	0.00%	12/7/17 — 3/1/18
Corporate Bonds	$32,020	0.00% —9.95%	12/15/17 — 12/15/67
FHLMC	$1	3.25% —10.50%	8/1/18 — 11/1/38
FNMA	$4	2.82% —9.50%	7/1/20 — 10/1/45
U.S. Treasury Bonds	$15,524	0.00%	8/15/36—2/15/47
U.S. Treasury Notes	$30,600	1.50%	11/30/19

Total	$120,152

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  41  MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

PRIME OBLIGATIONS PORTFOLIO continued	NOVEMBER 30, 2017

(7)	At November 30, 2017, the components of investments for federal income tax purposes were as follows: (Amounts in thousands)

Federal tax cost of investments	$2,593,723

Gross tax appreciation of investments	$218
Gross tax depreciation of investments	(82)

Net tax appreciation of investments	$136

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Portfolio’s investments by the above fair value hierarchy as of November 30, 2017:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
ABS Commercial Paper(1)	$—	$228,577	$—	$228,577
Certificates of Deposit(1)	—	793,127	—	793,127
Commercial Paper(1)	—	531,085	—	531,085
Corporate Notes /Bonds(1)	—	8,001	—	8,001
Eurodollar Time Deposits(1)	—	889,374	—	889,374
Municipal Investments(1)	—	28,695	—	28,695
Repurchase Agreements(1)	—	115,000	—	115,000

Total Investments	$—	$2,593,859	$—	$2,593,859

(1)	Classifications as defined in the Schedule of Investments.

The Portfolio discloses all transfers between levels based on valuations at the end of each reporting period. At November 30, 2017, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on November 30, 2016.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1M - 1 Month

3M - 3 Month

ABS - Asset-Backed Securities

AMT - Alternative Minimum Tax

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

ICE LIBOR - Intercontinental Exchange London Interbank Offered Rate

USD - United States Dollar

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS  42  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS	NOVEMBER 30, 2017

1. ORGANIZATION

Northern Institutional Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes 6 portfolios as of November 30, 2017, each with its own investment objective (e.g., income consistent with preservation of capital).

Northern Trust Investments, Inc. (“NTI”), a subsidiary of Northern Trust Corporation, serves as the investment adviser and administrator for all of the Trust’s portfolios. The Northern Trust Company (“Northern Trust”), an affiliate of NTI, serves as the custodian, transfer agent and sub-administrator for the Trust. Northern Funds Distributors, LLC is the Trust’s distributor.

Presented herein are the financial statements for the following five money market portfolios: Treasury Portfolio, U.S. Government Portfolio, U.S. Government Select Portfolio, Municipal Portfolio and Prime Obligations Portfolio (each a “Portfolio” and collectively, the “Portfolios”). Each of these diversified Portfolios is authorized to issue the following three classes of shares: Shares, Service Shares and Premier Shares. The U.S. Government Select Portfolio and Prime Obligations Portfolio are authorized to issue a fourth class of shares: Williams Capital Shares. Each class is distinguished by the level of administrative and liaison services provided. At November 30, 2017, each of the Portfolios had Shares outstanding; the U.S. Government Portfolio, U.S. Government Select Portfolio and Municipal Portfolio had Service Shares outstanding; the Treasury Portfolio had Premier Shares outstanding; and the U.S. Government Select Portfolio had Williams Capital Shares outstanding. Premier Shares are currently only offered for the Treasury Portfolio.

Each of the Treasury Portfolio, U.S. Government Portfolio and U.S. Government Select Portfolio operates as a “government money market fund” under Rule 2a-7 of the 1940 Act. The Municipal Portfolio and Prime Obligations Portfolio each operate as an “institutional money market fund” under Rule 2a-7 of the 1940 Act and transacts in its shares at a floating net asset value (“NAV”), rounded to the fourth decimal place (e.g., $1.0000).

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES Investments held by the Treasury Portfolio, U.S. Government Portfolio and U.S. Government Select Portfolio are currently valued at amortized cost, which NTI, as authorized by the Trust’s Board of Trustees (the “Board”), has determined approximates fair value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to effective maturity. If NTI has determined that amortized cost does not approximate fair value, such securities are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Board.

The Municipal Portfolio’s and Prime Obligations Portfolio’s investments are valued at their fair value. Fixed income securities are valued on the basis of evaluated prices provided by the Portfolios’ independent third-party pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities. Short-term obligations, which are debt instruments with a maturity of 60 days or less, held by the Portfolios, are valued at their amortized cost, which, according to NTI, approximates fair value.

Northern Trust’s Pricing Unit (the “NT Pricing Unit”) is responsible for supplying a value for each portfolio security used in the NAV computations. Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Portfolios’ Board. NTI has established a pricing and valuation committee (the “Asset Management PVC”) whose membership includes representatives of NTI. The Asset Management PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

In making its determination of fair value of a security, the Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to: the type of security; the current financial position of the issuer; the cost of the investment; information as to any transaction or offers with respect to a security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect a security’s valuation to determine the continued appropriateness of a security’s fair valuation. The Asset

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NOTES TO THE FINANCIAL STATEMENTS continued	NOVEMBER 30, 2017

Management PVC will review if the markets and issuer’s circumstances relevant to the valuation of a fair valued security change materially.

For each Level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing of fair valued securities are reported quarterly to the Valuation Committee of the Board.

The use of fair valuation involves the risk that the values used by the Portfolios to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) CREDIT ENHANCEMENTS Certain investments owned by the Portfolios (primarily the Municipal Portfolio and Prime Obligations Portfolio) are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. Government securities or U.S. Government agency securities, or are otherwise supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security’s principal and interest or may shorten the security’s maturity. However, such enhancements do not guarantee the fair value of the securities or the value of a Portfolio’s shares. Additionally, there is no guarantee that an insurer will meet its obligations. For example, the insurer’s exposure to securities involving sub-prime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurer.

C) REPURCHASE AGREEMENTS The Portfolios may enter into repurchase agreements under the terms of a master repurchase agreement by which they purchase securities for cash from a seller and agree to resell those securities to the same seller at a specific price within a specified time or with an indefinite life and a liquidity feature which allows the Portfolios to resell the security quarterly. The interest rate on such repurchase agreements resets daily. During the term of a repurchase agreement, the fair value of the underlying collateral, including accrued interest, is required to equal or exceed the fair value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust (and is not reflected in the assets of the Portfolios) as agent of the Portfolios, at The Bank of New

York Mellon or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Portfolios, at the Federal Reserve Bank of Chicago. The Portfolios are subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolios may be delayed or limited. Certain Portfolios have entered into such repurchase agreements at November 30, 2017, as reflected in their accompanying Schedules of Investments.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”), the Treasury Portfolio, U.S. Government Portfolio and certain other money market portfolios advised by NTI and Northern Trust may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement. NTI administers and manages these joint repurchase agreements in accordance with and as part of its duties under its management agreement with the Portfolios and does not collect any additional fees from the Portfolios for such services. The Treasury Portfolio and U.S. Government Portfolio have entered into such joint repurchase agreements at November 30, 2017, as reflected in their accompanying Schedules of Investments.

The Portfolios may enter into transactions subject to enforceable netting arrangements (“netting arrangements”) under a repurchase agreement. Generally, netting arrangements allow the Portfolios to offset any exposure to a specific counterparty with any collateral received from or delivered to that counterparty. In addition, netting arrangements provide the right for the non-defaulting party to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral. Generally, the Portfolios manage their cash collateral and securities collateral on a counterparty basis. As of November 30, 2017, the Portfolios were not invested in any portfolio securities other than the repurchase agreements described below, with gross exposures on the Statements of Assets and Liabilities, that could be netted subject to netting arrangements.

The following table presents the repurchase agreements, which are subject to netting arrangements, as well as the collateral delivered related to those repurchase agreements.

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
Amounts in thousands	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	NET AMOUNT*
Treasury	Bank of America	$70,756	$(70,756)	$—

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			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
Amounts in thousands	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	NET AMOUNT*
	Bank of Montreal	$750,000	$(750,000)	$—
	Barclays	35,000	(35,000)	—
	BNP Paribas	2,390,000	(2,390,000)	—
	Citigroup	18,934	(18,934)	—
	Deutsche Bank	325,000	(325,000)	—
	Federal Reserve Bank of New York	16,620,000	(16,620,000)	—
	Goldman Sachs	1,000,000	(1,000,000)	—
	HSBC Securities	1,025,000	(1,025,000)	—
	ING Financial Markets	300,000	(300,000)	—
	JPMorgan	750,000	(750,000)	—
	RBS Securities	1,015,000	(1,015,000)	—
	Societe Generale	1,025,757	(1,025,757)	—

	Total	$25,325,447	$(25,325,447)	$—

U.S. Government	Bank of America	$804,228	$(804,228)	$—
	Bank of Nova Scotia	200,000	(200,000)	—
	BNP Paribas	385,000	(385,000)	—
	Citigroup	24,893	(24,893)	—
	Federal Reserve Bank of New York	3,010,000	(3,010,000)	—
	JPMorgan	285,000	(285,000)	—
	Societe Generale	89,229	(89,229)	—

	Total	$4,798,350	$(4,798,350)	$—

U.S. Government Select	Bank of America	$730,000	$(730,000)	$—
	Bank of Nova Scotia	1,200,000	(1,200,000)	—
	BNP Paribas	240,000	(240,000)	—
	Citigroup	258,889	(258,889)	—
	Federal Reserve Bank of New York	5,700,000	(5,700,000)	—
	Merrill Lynch	450,000	(450,000)	—
	Societe Generale	750,000	(750,000)	—

	Total	$9,328,889	$(9,328,889)	$—

Prime Obligations	Citigroup	$30,000	$(30,000)	$—
	Credit Suisse	10,000	(10,000)	—
	HSBC Securities	15,000	(15,000)	—
	JP Morgan	45,000	(45,000)	—
	Societe Generale	15,000	(15,000)	—

	Total	$115,000	$(115,000)	$—

*	Collateral received is reflected up to the fair value of the repurchase agreement. Refer to the Schedules of Investments.

D) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Portfolios determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income, if any, is recognized on an accrual basis and includes amortization of premiums and accretion of discounts. Certain Portfolios may receive dividend income from investment companies. Dividend income, if any, is recognized on the ex-dividend date. The Municipal Portfolio’s income may be subject to certain state and local taxes and, depending on an individual shareholder’s tax status, the federal alternative minimum tax.

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NOTES TO THE FINANCIAL STATEMENTS continued

E) EXPENSES Each Portfolio is charged for those expenses that are directly attributable to the Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred that do not specifically relate to the Portfolio are allocated among all the portfolios in the Trust in proportion to each portfolio’s relative net assets.

F) LIQUIDITY FEES AND REDEMPTION GATES The Municipal Portfolio and Prime Obligations Portfolio may impose a liquidity fee of up to 2 percent on redemptions from the Portfolios or temporarily restrict redemptions from the Portfolios for up to 10 business days in any given 90-day period (a “redemption gate”) in the event that the Portfolios’ weekly liquid assets fall below the following thresholds:

30 percent weekly liquid assets – If the Municipal Portfolio’s or Prime Obligations Portfolio’s weekly liquid assets fall below 30 percent of the Portfolios’ total assets as of the end of a business day, and the Board determines it is in the best interests of the Portfolios, the Board may impose a liquidity fee of no more than 2 percent of the amount redeemed and/or a redemption gate that temporarily suspends the right of redemption. Liquidity fees and/or redemption gates may be implemented as early as the same business day that the weekly liquid assets of the Portfolio fall below 30 percent of the total assets.

10 percent weekly liquid assets – If the Municipal Portfolio’s or Prime Obligations Portfolio’s weekly liquid assets fall below 10 percent of the Portfolios’ total assets as of the end of a business day, the Portfolios will impose, at the beginning of the next business day, a liquidity fee of 1 percent of the amount redeemed, unless the Board determines that imposing such a fee would not be in the best interests of the Portfolios or determines that a lower or higher fee ( not to exceed 2 percent)would be in the best interests of the Portfolios.

If the Municipal Portfolio or Prime Obligations Portfolio impose a redemption gate, the Portfolios and the Portfolios’ authorized intermediaries will not accept redemption orders until the Portfolios have notified shareholders that the redemption gate has been lifted.

Liquidity fees and redemption gates may be terminated at any time at the discretion of the Board. In addition, liquidity fees and redemption gates will terminate at the beginning of the next business day once the Municipal Portfolio or Prime Obligations Portfolio have invested 30 percent or more of its total assets in weekly liquid assets.

Liquidity fees would generally be used to assist the Municipal Portfolio and Prime Obligations Portfolio to stem redemptions during times of market stress.

A liquidity fee imposed by the Municipal Portfolio or Prime Obligations Portfolio will reduce the amount you will receive upon the redemption of your shares, and will generally decrease the amount of any capital gain or increase the amount of any capital loss you will recognize with respect to the redemption.

If the Municipal Portfolio’s or Prime Obligations Portfolio’s weekly liquid assets fall below 10 percent of the Portfolios’ total assets, the Portfolios reserve the right to permanently suspend redemptions and liquidate if the Board of Trustees determines that it is not in the best interests of the Portfolios to continue operating.

Liquidity fees, if any, are included in “Payments for Shares Redeemed” in Note 6 - Capital Share Transactions. No liquidity fees or redemption gates were imposed by the Municipal Portfolio or Prime Obligations Portfolio during the fiscal year ended November 30, 2017.

G) DISTRIBUTIONS TO SHAREHOLDERS Distribution of dividends from net investment income are declared daily and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with U.S. GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to the capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Portfolios’ capital accounts. These reclassifications may relate to net operating losses and distribution reclassifications. These reclassifications have no impact on the net assets or the NAV per share of the Portfolios.

At November 30, 2017, the following reclassifications were recorded.

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)		ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)		CAPITAL STOCK
Municipal	$71		$(71)		$—
Prime Obligations	—	*	—	*	—

*	Amount rounds to less than $1,000.

H) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Portfolio’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and tax-exempt income to its shareholders.

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The Regulated Investment Company Modernization Act of 2010 (the “Act”) allows capital losses to be carried forward for an unlimited period and to retain their character as either short-term or long-term. The Portfolios’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

There were no unused capital loss carryforwards in the Portfolios as of November 30, 2017.

At November 30, 2017, the tax components of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, were as follows:

	UNDISTRIBUTED
Amounts in thousands	TAX-EXEMPT INCOME (LOSS)	ORDINARY INCOME (LOSS)*	LONG TERM CAPITAL GAINS (LOSSES)
Treasury	$—	$33,188	$341
U.S. Government	—	4,585	—
U.S. Government Select	—	18,475	76
Municipal	137	3	—
Prime Obligations	—	2,410	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended November 30, 2017, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME (LOSS)	ORDINARY INCOME (LOSS)*	LONG-TERM CAPITAL GAINS (LOSSES)
Treasury	$—	$237,251	$—
U.S. Government	—	30,511	—
U.S. Government Select	—	141,294	—
Municipal	1,942	85	—
Prime Obligations	—	17,605	37

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended November 30, 2016, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME (LOSS)	ORDINARY INCOME (LOSS)*	LONG-TERM CAPITAL GAINS (LOSSES)
Treasury	$—	$51,014	$—

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME (LOSS)	ORDINARY INCOME (LOSS)*	LONG-TERM CAPITAL GAINS (LOSSES)
U.S. Government	$—	$4,303	$—
U.S. Government Select	—	40,235	—
Municipal	5,755	88	645
Prime Obligations	—	13,195	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of November 30, 2017, no Portfolio had uncertain tax positions that would require financial statement recognition or disclosure. The Portfolios’ federal tax returns remain subject to examination by the Internal Revenue Service for three years after they are filed. Any interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Portfolios will be recorded as interest expense and other expenses, respectively, on the Statements of Operations.

3. BANK BORROWINGS

The Trust and the Northern Funds jointly entered into a $250,000,000 senior unsecured revolving credit facility on November 21, 2016, which was administered by Citibank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.15 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations. The Credit Facility expired on November 20, 2017.

At a meeting held on November 15-16, 2017, the Board approved an agreement to replace the Credit Facility (as replaced, the “New Credit Facility”). The New Credit Facility is in the amount of $250,000,000 and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility is the same as it was for the Credit Facility. In addition, there is an annual commitment fee of 0.15 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 20, 2017 and will expire on November 19, 2018, unless renewed.

The Portfolios did not have any borrowings or incur any interest expense for the fiscal year ended November 30, 2017.

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NOTES TO THE FINANCIAL STATEMENTS continued

4. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at the annual rate of each Portfolio’s average daily net assets as follows:

ANNUAL MANAGEMENT FEE
Treasury	0.13%
U.S. Government	0.23%*
U.S. Government Select	0.18%
Municipal	0.18%
Prime Obligations	0.13%

*	Prior to April 1, 2017, the contractual management fee rate was 0.33%.

NTI has contractually agreed to reimburse a portion of the operating expenses of each Portfolio (other than certain excepted expenses, i.e., acquired fund fees and expenses, service fees, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) as shown on the accompanying Statements of Operations, to adhere to the expense limitations of 0.15 percent for the Treasury Portfolio, 0.25 percent for the U.S. Government Portfolio, 0.20 percent for each of the U.S. Government Select Portfolio and Municipal Portfolio and 0.15 percent for the Prime Obligations Portfolio of the Portfolios’ average daily net assets. The total annual fund operating expenses after expense reimbursement for each Portfolio may be higher than the contractual limitation as a result of certain excepted expenses that are not reimbursed.

The contractual expense reimbursement arrangement is expected to continue until at least April 1, 2018. The contractual expense reimbursement arrangement will continue automatically for periods of one-year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Portfolio upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangement at any time with respect to a Portfolio if it determines that it is in the best interest of the Portfolio and its shareholders.

The expenses reimbursed during the year ended November 30, 2017, under the contractual expense reimbursement arrangement previously described are shown as “Less expenses contractually reimbursed by investment adviser” in the Statements of Operations. The contractual expense reimbursement receivables at November 30, 2017 are shown as “Receivable from affiliates for expense reimbursements” in the Statements of Assets and Liabilities. Any such reimbursement is paid monthly to the Portfolios by NTI.

NTI may reimburse additional expenses or waive all or a portion of the management fees of the Portfolios from time to time, including to avoid a negative yield. Any such additional expense reimbursement or waiver would be voluntary and could be implemented, increased or decreased or discontinued at any time. There is no guarantee a Portfolio will be able to avoid a negative yield. Any such reimbursement is paid monthly to the Portfolios by NTI. During the fiscal year ended November 30, 2017, NTI did not voluntarily reimburse any additional expenses of the Portfolios.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Portfolios. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees.

As compensation for the services rendered as the transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at an annual rate of 0.015 percent of the average daily net assets for all share classes of the Portfolios.

As compensation for custody services, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Portfolios have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolios’ custodian expenses. Custodian credits, if any, are shown as “Less custodian credits” in the Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Portfolios, received no compensation from the Portfolios under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Under the Service Plan for Premier Shares, the Trust has entered into a servicing agreement with Northern Trust under which Northern Trust has agreed to provide certain shareholder account, administrative and other service functions to the shareholders of the Premier Shares of the Treasury Portfolio. In exchange for these services, Northern Trust, as servicing agent, receives a fee, accrued daily and payable monthly, at an annual rate of 0.05 percent of the average daily net assets of the Premier Shares of the Treasury Portfolio.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolios. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan,

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NOVEMBER 30, 2017

Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the U.S. Government Portfolio of the Trust and/or the Global Tactical Asset Allocation Fund of Northern Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

5. RELATED PARTY TRANSACTIONS

The Portfolios are permitted to purchase and sell securities from or to certain affiliated funds or portfolios under specified conditions outlined in Rule 17a-7 Procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Portfolio from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price as defined in the Rule 17a-7 Procedures. For the fiscal year ended November 30, 2017, the following Portfolios engaged in purchases and/or sales of securities from an affiliated entity:

Amounts in thousands	PURCHASES	SALES*
Municipal	$252,055	$(412,725)
Prime Obligations	92,000	(162,945)

*	During the fiscal year ended November 30, 2017, the realized gain (loss) associated with these transactions is zero.

Northern Trust will return to the Portfolios the full amount of the return that Northern Trust receives on a Portfolio’s uninvested cash resulting from Northern Trust client custody sweep, the return is based on the application of the Federal Reserve’s Interest Rate on Excess Reserves. These amounts are shown on the Treasury Portfolio’s and U.S. Government Portfolio’s Statements of Operations as “Income from affiliates”.

6. CAPITAL SHARE TRANSACTIONS

Transactions in Shares for the fiscal year ended November 30, 2017, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD		RE- INVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Treasury	$12,750,793		$5,584	$(10,679,769)	$2,076,608
U.S. Government	78,738,195	**	278	(69,752,704)	8,985,769
U.S. Government Select	204,679,442		5,680	(204,819,178)	(134,056)
Municipal	336,584		50	(866,112)	(529,478)
Prime Obligations	10,302,572		480	(9,470,611)	832,441

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions, except for the Municipal Portfolio which were approximately 336,588,000, 51,000 and (866,114,000), respectively, and the Prime Obligations Portfolio which were approximately 10,300,832,000, 480,000 and (9,468,999,000), respectively.
**	Number includes assets of approximately $8,017,687,000 received in connection with fund reorganization. The number of shares issued by the Portfolio in exchange for such assets was approximately 8,017,685,000. For further information on the reorganization see Note 9.

Transactions in Shares for the fiscal year ended November 30, 2016, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Treasury	$105,823,411	$1,344	$(112,625,166)	$(6,800,411)
U.S. Government	64,282,177	59	(65,257,510)	(975,274)
U.S. Government Select	199,599,760	1,533	(196,941,601)	2,659,692
Municipal	17,942,493	23	(21,692,962)	(3,750,446)
Prime Obligations	17,015,978	1,024	(18,916,372)	(1,899,370)

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions, except for the Municipal Portfolio which were approximately 17,942,490,000, 23,000 and (21,692,956,000), respectively, and the Prime Obligations Portfolio which were approximately 17,015,758,000, 1,020,000 and (18,916,182,000), respectively.

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NOTES TO THE FINANCIAL STATEMENTS continued

Transactions in Service Shares for the fiscal year ended November 30, 2017, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
U.S. Government	$2,742	$—	$(1,737)	$1,005
U.S. Government Select	694,255	—	(738,737)	(44,482)
Municipal	8,886	—	(10,667)	(1,781)
Prime Obligations	2,278	—	(2,405)	(127)

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions, except for the Municipal Portfolio which were approximately 8,886,000, 0 and (10,667,000), respectively, and the Prime Obligations Portfolio which were approximately 2,278,000, 0 and (2,405,000), respectively.

Transactions in Service Shares for the fiscal year ended November 30, 2016, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
U.S. Government	$32,009	$2	$(40,277)	$(8,266)
U.S. Government Select	574,592	—	(525,177)	49,415
Municipal	29,244	1	(42,314)	(13,069)
Prime Obligations	187,961	8	(225,300)	(37,331)

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions, except for the Municipal Portfolio which were approximately 29,243,000, 1,000 and (42,313,000), respectively, and the Prime Obligations Portfolio which were approximately 187,960,000, 8,000 and (225,297,000), respectively.

Transactions in Premier Shares for the fiscal year ended November 30, 2017, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Treasury	$245,889,170	$—	$(236,859,129)	$9,030,041
*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in Premier Shares for the period August 1, 2016 (commencement of operations) to November 30, 2016, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Treasury	$83,619,781	$—	$(59,142,856)	$24,476,925

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in GFS Shares** for the fiscal year ended November 30, 2016, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Prime Obligations	$3,530,162	$—	$(3,891,869)	$(361,707)

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.
**	Effective November 17, 2016, the GFS Shares was terminated and is no longer offered to shareholders.

Transactions in Williams Capital Shares for the fiscal year ended November 30, 2017, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
U.S. Government Select	$3,856,752	$1,349	$(3,859,784)	$(1,683)

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in Williams Capital Shares for the fiscal year ended November 30, 2016, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
U.S. Government Select	$325,000	$173	$(65,000)	$260,173

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

7. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Portfolios may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Portfolios. The maximum exposure to the Portfolios under these provisions is unknown, as this would

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MONEY MARKET PORTFOLIOS

NOVEMBER 30, 2017

involve future claims that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

8. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by portfolios and to improve the quality and type of information that portfolios provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosure about derivatives in a Portfolio’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017 for reporting periods ended on or after that date while the compliance date for the new form types and other rule amendments is on or after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Portfolios.

9. REORGANIZATION

On May 17, 2017, the Board of the Trust approved a Plan of Reorganization (the “Plan”) providing for the reorganization of Government Assets Portfolio of Northern Institutional Funds (the “Acquired Fund”) into U.S. Government Portfolio of Northern Institutional Funds (the “Acquiring Fund”) as set forth in the table below. Pursuant to the Plan, all of the assets of the Acquired Fund were transferred to the Acquiring Fund, as shown in the table below, in exchange for shares of the Acquiring Fund of equal aggregate value and the Acquiring Fund’s assumption of all of the current and future liabilities of the Acquired Fund. The cost basis of the investments received from the Acquired Fund was carried forward to the Acquiring Fund for U.S. GAAP and tax purposes. Immediately following the reorganization, holders of shares of the Acquired Fund held shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares held in the Acquired Fund immediately prior to the reorganization. The reorganization was accomplished by a tax-free exchange of shares and was completed on November 28, 2017 as set forth in the table.

	ACQUIRED FUND	ACQUIRING FUND
Amounts in thousands, except Exchange Ratio	GOVERNMENT ASSETS PORTFOLIO	U.S. GOVERNMENT PORTFOLIO
Exchange Ratio	1.0000	N/A
Shares before the Reorganization	8,017,685	5,856,763
Acquired Fund’s Unrealized Appreciation	N/A	N/A
Net Assets before the Reorganization	$8,017,687	$5,856,766
Aggregated Net Assets immediately after the Reorganization	N/A	$13,874,453

Assuming the reorganization had been completed on December 1, 2016, the beginning of the annual reporting period of the Acquiring Fund, Acquiring Fund’s pro forma results of operations for the fiscal year ended November 30, 2017 are as follows:

Amounts in thousands	NET INVESTMENT INCOME (LOSS)	NET REALIZED GAINS ON INVESTMENTS	NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
U.S. Government	$81,320	$42	$81,362

Because the combined investment funds have been managed as a single integrated fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s Statement of Operations since November 28, 2017.

10. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Portfolios through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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MONEY MARKET PORTFOLIOS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Institutional Funds:

We have audited the accompanying statements of assets and liabilities of Treasury Portfolio, U.S. Government Portfolio, U.S. Government Select Portfolio, Municipal Portfolio, and Prime Obligations Portfolio (collectively, the “Funds”), five separate portfolios of Northern Institutional Funds (the “Trust”), including the schedules of investments, as of November 30, 2017, and the related statements of operations, statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended November 30, 2016 and the financial highlights for each of the four years in the period ended November 30, 2016 were audited by other auditors whose report, dated January 20, 2017, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the Trust’s custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of November 30, 2017, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

January 19, 2018

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MONEY MARKET PORTFOLIOS

TAX AND DISTRIBUTION INFORMATION	NOVEMBER 30, 2017 (UNAUDITED)

During the fiscal year ended November 30, 2017, the percentage of dividends derived from net investment income paid by each of the following Portfolios as “exempt-interest dividends”, excludable from gross income for federal income tax purposes were as follows: Municipal Portfolio – 95.79%.

The American Jobs Creation Act (Sec. 871(k)) allows a regulated investment company to designate Qualified Interest Income (“QII”) related dividends and qualified short-term capital gains that are exempt from U.S. withholding taxes for foreign investors, not considered U.S. persons. The Trust has designated the following percentages of income of the respective Portfolios as QII for the fiscal year ended November 30, 2017:

Treasury	100%
U.S. Government	100%
U.S. Government Select	100%
Prime Obligations	100%

The Portfolios designate the maximum amount required to distribute long-term capital gain under IRC 852(b)(2)(3).

CAPITAL GAIN DISTRIBUTION — The following Portfolios made capital gain distributions in December 2017, and hereby designates these long-term capital gain distributions as follows:

Amount in thousands	AMOUNT
Treasury	$323
U.S. Government Select	76

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MONEY MARKET PORTFOLIOS

FUND EXPENSES

As a shareholder of the Portfolios, you incur ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2017 through November 30, 2017.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 6/1/2017 - 11/30/2017” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

TREASURY

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/2017	ENDING ACCOUNT VALUE 11/30/2017	EXPENSES PAID* 6/1/2017- 11/30/2017
Actual	0.15%	$1,000.00	$1,004.50	$0.75
Hypothetical	0.15%	$1,000.00	$1,024.32	$0.76
PREMIER SHARES
Actual	0.20%	$1,000.00	$1,004.20	$1.00
Hypothetical	0.20%	$1,000.00	$1,024.07	$1.01

U.S. GOVERNMENT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/2017	ENDING ACCOUNT VALUE 11/30/2017	EXPENSES PAID* 6/1/2017- 11/30/2017
Actual	0.25%	$1,000.00	$1,004.10	$1.26
Hypothetical	0.25%	$1,000.00	$1,023.82	$1.27
SERVICE SHARES
Actual	0.25%	$1,000.00	$1,004.10	$1.26
Hypothetical	0.25%	$1,000.00	$1,023.82	$1.27

U.S. GOVERNMENT SELECT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/2017	ENDING ACCOUNT VALUE 11/30/2017	EXPENSES PAID* 6/1/2017- 11/30/2017
Actual	0.20%	$1,000.00	$1,004.30	$1.00
Hypothetical	0.20%	$1,000.00	$1,024.07	$1.01
SERVICE SHARES
Actual	0.20%	$1,000.00	$1,004.30	$1.00
Hypothetical	0.20%	$1,000.00	$1,024.07	$1.01
WILLIAMS CAPITAL
SHARES
Actual	0.20%	$1,000.00	$1,004.30	$1.00
Hypothetical	0.20%	$1,000.00	$1,024.07	$1.01

*	Expenses are calculated using the Portfolios’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended November 30, 2017. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

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MONEY MARKET PORTFOLIOS

NOVEMBER 30, 2017 (UNAUDITED)

MUNICIPAL

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/2017	ENDING ACCOUNT VALUE 11/30/2017	EXPENSES PAID* 6/1/2017- 11/30/2017
Actual	0.20%	$1,000.00	$1,003.20	$1.05
Hypothetical	0.20%	$1,000.00	$1,024.02	$1.07

SERVICE SHARES
Actual	0.20%	$1,000.00	$1,003.20	$1.05
Hypothetical	0.20%	$1,000.00	$1,024.02	$1.07

PRIME OBLIGATIONS

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/2017	ENDING ACCOUNT VALUE 11/30/2017	EXPENSES PAID* 6/1/2017- 11/30/2017
Actual	0.15%	$1,000.00	$1,005.60	$0.75
Hypothetical	0.15%	$1,000.00	$1,024.32	$0.76

*	Expenses are calculated using the Portfolios’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended November 30, 2017. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

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TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 51 portfolios in the Northern Funds Complex — Northern Funds offers 44 portfolios and Northern Institutional Funds offers 7 portfolios. The Northern Institutional Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-637-1380.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 74 Trustee since 2005	• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003; • Director of Ann & Robert H. Lurie Children’s Hospital since 1998.	• Arthur J. Gallagher & Co. (an insurance brokerage company)

Mark G. Doll Age: 68 Trustee since 2013

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Milwaukee Art Museum from 1995 to 2012;

•  Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015;

•  Member of Investment Committee of Milwaukee Symphony Orchestra from 2006 to 2012;

•  Member of the State of Wisconsin Investment Board since 2015.

• None

Sandra Polk Guthman Age: 73 Chair since 2015 Trustee since 1997

•  Chair since 1988 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014;

•  Trustee of Wellesley College from 2010 to 2016;

•  Trustee of Rush University Medical Center since 2007.

• None

Thomas A. Kloet Age: 59 Trustee since 2015

•  Executive Director and Chief Executive Officer, TMX Group, Ltd (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014;

•  Chair of Boards of The NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016.

• Nasdaq, Inc.

David R. Martin Age: 61 Trustee since January 2017

•  Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•  Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•  Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

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MONEY MARKET PORTFOLIOS

NOVEMBER 30, 2017 (UNAUDITED)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Cynthia R. Plouché Age: 60 Trustee since 2014

•   Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•   Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•   Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients;

•   Trustee of AXA Premier VIP Trust (registered investment company — 34 portfolios) from 2001 to May 2017;

•   Assessor, Moraine Township, Illinois since January 2014.

• Barings Fund Trust (registered investment company — 8 portfolios); Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings LLC)

Mary Jacobs Skinner, Esq.(4) Age: 60 Trustee since 2000

•   Retired as partner in the law firm of Sidley Austin LLP on November 30, 2015;

•   Director, Chicago Area Foundation for Legal Services from 1995 to 2013;

•   Director, Pathways Awareness Foundation since 2000;

•   Harvard Advanced Leadership Fellow since 2016;

•   Director and Vice Chair of Public Policy Committee, Ann & Robert H. Lurie Children’s Hospital since 2016.

• None

Casey J. Sylla Age: 74 Trustee since 2008	• Board member, University of Wisconsin — Eau Claire Foundation from 2006 to 2015; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services)
INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Shundrawn A. Thomas(5) Age: 43 Trustee since October 2017

•   President, Northern Trust Asset Management since October 2017;

•   President, FlexShares Trust (Registered investment company — 25 portfolios) from 2011 to 2017;

•   Executive Vice President, Head of Funds and Managed Accounts, Northern Trust Asset Management from June 2014 to October 2017;

•   Managing Director and Head of the Exchange-Traded Funds Group, Northern Trust Global Investments from October 2010 to June 2014.

• FlexShares Trust (Registered investment company — 25 portfolios)

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	Ms. Skinner is deemed to be a non-interested Trustee effective December 1, 2017.

(5)	An “interested person,” as defined by the 1940 Act. Mr. Thomas is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

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MONEY MARKET PORTFOLIOS

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Peter K. Ewing Age: 59 50 South LaSalle Street Chicago, Illinois 60603 President since March 2017

•  Director of ETF Product Management, Northern Trust Investments, Inc. and Senior Vice President of The Northern Trust Company since September 2010; President of FlexShares Trust since March 2017; Vice President of FlexShares Trust from 2011 to February 2017.

Kevin P. O’Rourke Age: 46 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	• Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Benjamin D. Wiesenfeld Age: 39 50 South LaSalle Street Chicago, Illinois 60603 Chief Compliance Officer since June 2016

•  Chief Compliance Officer of FlexShares Trust since July 2016; Chief Compliance Officer and General Counsel of Scout Investments, Inc. and Chief Compliance Officer of the Scout Funds from 2009 to 2016; Chief Compliance Officer of Thornburg Investment Management, Inc. and Thornburg Funds from 2006 to 2009.

Darlene Chappell Age: 54 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since 2009

•  Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015, Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc from 2009 to 2011.

Randal E. Rein Age: 47 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•  Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund since 2008; Treasurer of Equity Long/Short Opportunities Fund since 2011.

Michael J. Pryszcz Age: 50 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 49 2160 East Elliot Road Tempe, Arizona 85284 Assistant Treasurer since 2008	• Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 47 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011

•  Senior Vice President of Northern Trust Investments, Inc. since 2016; Vice President of Northern Trust Investments, Inc. from 2011 to 2016; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund since 2011.

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MONEY MARKET PORTFOLIOS

NOVEMBER 30, 2017 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 48 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	• Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Craig R. Carberry, Esq. Age: 57 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010

•   Associate General Counsel and Senior Vice President of The Northern Trust Company since June 2015; Secretary of Northern Trust Investments, Inc. since 2000; Chief Compliance Officer of Northern Trust Investments, Inc. from October 2015 to June 2017; Assistant General Counsel and U.S. Funds General Counsel of The Northern Trust Company from July 2014 to June 2015; Senior Legal Counsel and U.S. Funds General Counsel of The Northern Trust Company from 2000 to 2014; Secretary of 50 South Capital Advisors, LLC since 2015; Secretary of Alpha Core Strategies Fund since 2004; Secretary of Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013.

Owen T. Meacham, Esq. Age: 46 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•   Senior Vice President and Regulatory Administration Assistant General Counsel of The Northern Trust Company since August 2015; Senior Vice President and Regulatory Administration Managing Attorney of The Northern Trust Company from 2012 to August 2015; Senior Vice President and Regulatory Administration Senior Corporate Attorney of The Northern Trust Company from 2011 to 2012; Secretary of Harding, Loevner Funds since 2010; Assistant Secretary of Ashmore Funds since 2010.

Jose J. Del Real, Esq. Age: 40 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2015

•   Senior Legal Counsel and Senior Vice President of The Northern Trust Company since March 2017; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to 2016; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President of The Northern Trust Company from 2014 to 2015; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 to 2014; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014; and Assistant Secretary of FlexShares Trust since 2015.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	59	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

INVESTMENT CONSIDERATIONS

MUNICIPAL PORTFOLIO1,3,4,6

PRIME OBLIGATIONS PORTFOLIO1,3,6

TREASURY PORTFOLIO1,2

U.S. GOVERNMENT PORTFOLIO1,2,5

U.S. GOVERNMENT SELECT PORTFOLIO1,2,5

1 Money Market Risk: You could lose money by investing in the Portfolio. An investment in the Portfolios is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

2 Stable NAV Risk is the risk that the Portfolio will not be able to maintain a NAV per share of $1.00 at all times. A significant enough market disruption or drop in market prices of securities held by the Portfolio, especially at a time when the Portfolio needs to sell securities to meet shareholder redemption requests, could cause the value of the Portfolio’s shares to decrease to a price less than $1.00 per share.

3 Floating NAV Risk is the risk that because the share price of the Portfolio will fluctuate, when a shareholder sells shares they may be worth more or less than what a shareholder originally paid for them.

4 Tax Risk: Future legislative or administrative changes or court decisions may materially affect the value of municipal instruments or the ability of the Municipal Portfolio to pay tax-exempt dividends.

5 U.S. Government Securities Risk: The risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the U.S. Government or U.S. Government Select Portfolios may not be backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

6 Liquidity Fee and Redemption Gate Risk is the risk that the Portfolio may impose a “liquidity fee” (up to 2 percent) or a “redemption gate” that temporarily restricts a shareholder‘s ability to sell shares for up to 10 business days if the Portfolio’s liquidity falls below required minimums because of market conditions or other factors.

MONEY MARKET PORTFOLIOS	60	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

INDEX DEFINITIONS

MUNICIPAL PORTFOLIO3

PRIME OBLIGATIONS PORTFOLIO1

TREASURY PORTFOLIO4

U.S. GOVERNMENT PORTFOLIO2

U.S. GOVERNMENT SELECT PORTFOLIO2

1 iMoneyNet Fund AverageTM — First Tier Institutional category includes only non-government institutional portfolios that also are not holding any second tier securities. Portfolio holdings of first tier portfolios include U.S. Treasury, U.S. other, repos, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes and asset-backed commercial paper. It is not possible to invest directly in an index.

2 iMoneyNet Fund AverageTM — Government/Agencies Institutional category includes the most broadly based of the government institutional portfolios. These portfolios may invest in U.S. Treasuries, U.S. agencies, repos or government-backed floating rate notes. It is not possible to invest directly in an index.

3 iMoneyNet Fund AverageTM — Tax-Free Institutional category includes all institutional national and state tax free and municipal money funds. Portfolio holdings of tax-free portfolios include rated and unrated demand notes, rated and unrated general market notes, commercial paper, put bonds — 6 months or less, put bonds — over 6 months, AMT paper and other tax-free holdings. It is not possible to invest directly in an index.

4 iMoneyNet Fund AverageTM — Treasury & Repo Institutional category includes only institutional government portfolios that hold U.S. Treasuries and repurchase agreements backed by the U.S. Treasury. It is not possible to invest directly in an index.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	61	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

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MONEY MARKET PORTFOLIOS	62	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

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NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	63	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Institutional Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s web site at www.sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Institutional Funds’ Proxy Voting Policies and Procedures and each Portfolio’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Institutional Funds’ web site at northerntrust.com/institutional or the SEC’s web site at www.sec.gov or by calling the Northern Institutional Funds Center at 800-637-1380.

MONEY MARKET PORTFOLIOS  64  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

LIQUID ASSETS PORTFOLIO

2	PORTFOLIO MANAGEMENT COMMENTARY

3	STATEMENT OF ASSETS AND LIABILITIES

4	STATEMENT OF OPERATIONS

5	STATEMENT OF CHANGES IN NET ASSETS

6	FINANCIAL HIGHLIGHTS

7	SCHEDULE OF INVESTMENTS

7	LIQUID ASSETS PORTFOLIO

10	NOTES TO THE FINANCIAL STATEMENTS

15	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

16	TAX INFORMATION

17	FUND EXPENSES

18	TRUSTEES AND OFFICERS

22	INVESTMENT CONSIDERATIONS

24	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Institutional Funds Liquid Assets Portfolio shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds Liquid Assets Portfolio prospectus, which contains more complete information about the Northern Institutional Funds Liquid Assets Portfolio’s investment objectives, risks, fees and expenses. Investors are reminded to read a summary prospectus or prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of Northern Institutional Funds in the future. These statements are based on Northern Institutional Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Institutional Funds’ management strategies from those currently expected to be employed.

You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, the Portfolio cannot guarantee it will do so. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

Northern Institutional Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value/No bank guarantee

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	1	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month period ended November 30, 2017, the U.S. Federal Reserve (Fed) increased its benchmark rate by 75 basis points, with rate hikes in December 2016, March 2017 and June 2017. The federal funds rate’s target range is now between 1.00% and 1.25%. Despite an improving labor market and reasonable economic growth, U.S. inflation figures disappointed during the period. The Personal Consumption Expenditure Price Index (“PCE”), one of the gauges of inflation utilized by the Fed, reached 1.8% in February 2017, then fell to a low of 1.3% in August and September 2017.

While the markets had initially anticipated that the Fed would begin to normalize its balance sheet in 2018, the central bank began to prepare the markets for the likelihood that this could begin sooner than expected. In fact, it was announced in September 2017 that the start of the Fed’s balance sheet normalization process would begin in October 2017. Initially the amounts that the Fed will stop reinvesting will be $6 billion in Treasuries and $4 billion in mortgage-backed securities each month, increasing every third month by $6 billion and $4 billion, respectively, up to $30 billion and $20 billion each month. According to the Fed, the tapering will have instituted essentially half of a 25-basis-point rate hike. In addition, Fed Vice Chair Stanley Fischer unexpectedly announced his resignation effective in mid-October. The longer-term outlook and future leadership of the Fed remained uncertain, with multiple vacancies on the board, potentially including the position of Fed Chair. It was not expected that President Trump would reappoint Janet Yellen when her first term expires in February 2018.

For its 12-month period ended November 30, 2017, the Northern Institutional Funds Liquid Assets Portfolio posted a 0.85% return, compared with the 0.53% return of the iMoneyNet Fund AverageTM — Government/Agencies Institutional category. As of November 30, 2017, the Portfolio’s 7-day current yield was 1.07%. We continue to position the Portfolio conservatively, with a short duration strategy. Liquidity and principal preservation remain the Portfolio’s primary objectives.

ADDITIONAL INFORMATION

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2017. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. Performance reflects contractual fee waivers in effect. In their absence, performance may be reduced. Performance data current to the most recent month-end is available at northerntrust.com/liquidassets.

You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

MATURITY ANALYSIS

At November 30, 2017, the maturity analysis for the Liquid Assets Portfolio as a percentage of investments was:

MATURITY	%
OVERNIGHT (1 BUSINESS DAY)	68.4%
2 - 15 DAYS	14.0
16 - 30 DAYS	7.9
31 - 60 DAYS	2.9
61 - 97 DAYS	4.7
98 - 180 DAYS	1.4
271 - 366 DAYS	0.7

LIQUID ASSETS PORTFOLIO	2	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

LIQUID ASSETS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES	NOVEMBER 30, 2017

Amounts in thousands, except per share data	LIQUID ASSETS PORTFOLIO
ASSETS:
Investments, at amortized cost, which approximates fair value	$699,601
Repurchase agreements, at cost, which approximates fair value	695,961
Interest income receivable	499
Receivable for fund shares sold	37,414
Receivable from affiliates for expense reimbursements	121
Total Assets	1,433,596

LIABILITIES:
Cash overdraft	32,894
Payable for securities purchased	94,138
Payable for fund shares redeemed	140
Distributions payable to shareholders	1,174
Payable to affiliates:
Management fees	109
Custody fees	52
Transfer agent fees	16
Trustee fees	13
Accrued other liabilities	38
Total Liabilities	128,574

Net Assets	$1,305,022

ANALYSIS OF NET ASSETS:
Capital stock	$1,304,984
Accumulated undistributed net realized gain	38
Net Assets	$1,305,022

Total Shares Outstanding (no par value, unlimited shares authorized)	1,304,983
Net Asset Value, Redemption and Offering Price Per Share	$1.00

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  3  LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

STATEMENT OF OPERATIONS	FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2017

Amounts in thousands	LIQUID ASSETS PORTFOLIO
INVESTMENT INCOME:
Interest income	$12,114
Total Investment Income	12,114

EXPENSES:
Management fees	1,457
Custody fees	222
Transfer agent fees	219
Printing fees	20
Professional fees	73
Trustee fees	31
Other	83

Total Expenses	2,105
Less expenses contractually reimbursed by investment adviser	(1,622)
Net Expenses	483

Net Investment Income	11,631

NET REALIZED GAINS:
Net realized gains on:
Investments	38
Net Gains	38

Net Increase in Net Assets Resulting from Operations	$11,669

See Notes to the Financial Statements.

LIQUID ASSETS PORTFOLIO  4  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

LIQUID ASSETS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	FOR THE FISCAL YEARS ENDED NOVEMBER 30,

	LIQUID ASSETS PORTFOLIO

Amounts in thousands	2017	2016
OPERATIONS:
Net investment income	$11,631	$21,491
Net realized gains	38	496
Net Increase in Net Assets Resulting from Operations	11,669	21,987

CAPITAL SHARE TRANSACTIONS:(1)
Net decrease in net assets resulting from capital share transactions	(1,706,489)	(2,862,148)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(1,706,489)	(2,862,148)

DISTRIBUTIONS PAID:
From net investment income	(12,128)	(21,505)
From net realized gains	—	(1)
Total Distributions Paid	(12,128)	(21,506)

Total Decrease in Net Assets	(1,706,948)	(2,861,667)
NET ASSETS:
Beginning of year	3,011,970	5,873,637
End of year	$1,305,022	$3,011,970

Accumulated Undistributed Net Investment Income	$—	$497

(1)	The number of shares approximates the dollar amount of transactions.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  5  LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED NOVEMBER 30,

LIQUID ASSETS PORTFOLIO

Selected per share data	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.01	— (1)	— (1)	— (1)	— (1)
Net realized gains (losses)(1)	—	—	—	—	—
Net increase from payment by affiliate	—	—	— (2)	—	—
Total from Investment Operations	0.01	—	—	—	—

LESS DISTRIBUTIONS PAID:
From net investment income	(0.01)	— (1)	— (1)	— (1)	— (1)
From net realized gains	—	— (3)	—	—	—
Total Distributions Paid	(0.01)	—	—	—	—

Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(4)	0.85%	0.46%	0.19%	0.08%	0.11%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,305,022	$3,011,970	$5,873,637	$1,869,237	$1,689,402
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.03%	0.03%	0.03%	0.09%	0.10%
Expenses, before waivers, reimbursements and credits	0.14%	0.13%	0.13%	0.27%	0.37%
Net investment income, net of waivers, reimbursements and credits	0.80%	0.46%	0.20%	0.08%	0.10%
Net investment income (loss), before waivers, reimbursements and credits	0.69%	0.36%	0.10%	(0.10)%	(0.17)%

(1)	Per share amounts from net investment income, net realized gains (losses) and distributions paid from net investment income were less than $0.01 per share.
(2)	Per share amount from net increase from payment by affiliate was less than $0.01 per share.
(3)	Per share amounts from distributions paid from net realized gains were less than $0.01 per share.
(4)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

LIQUID ASSETS PORTFOLIO  6  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

LIQUID ASSETS PORTFOLIO	NOVEMBER 30, 2017

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 45.6%(1)
Federal Farm Credit Bank – 6.3%
FFCB Discount Notes, 1.27%, 9/12/18(2)	$10,000	$9,901
FFCB Notes,
(Floating, U.S. Federal Funds - 0.01%) 1.15%, 12/1/17(3)	30,000	29,998
(Floating, U.S. Federal Funds + 0.01%) 1.17%, 12/1/17(3)	7,000	7,001
(Floating, U.S. Federal Funds + 0.02%) 1.18%, 12/1/17(3)	10,000	9,999
(Floating, ICE LIBOR USD 1M - 0.09%) 1.15%, 12/3/17(3)	5,000	5,000
(Floating, U.S. Federal Funds + 0.00%) 1.16%, 12/25/17(3)	20,000	20,000

		81,899

Federal Home Loan Bank – 39.3%
FHLB Bonds,
0.88%, 1/30/18	15,000	15,000
0.88%, 3/19/18	5,000	4,998
FHLB Discount Notes,
1.00%, 12/1/17(2)	139,000	139,000
1.05%, 12/13/17(2)	20,000	19,993
1.26%, 1/26/18(2)	40,000	39,922
1.30%, 3/2/18(2)	50,000	49,836
1.17%, 3/20/18(2)	15,000	14,948
FHLB Notes,
(Floating, ICE LIBOR USD 1M - 0.17%) 1.08%, 12/1/17(3)	10,000	9,998
(Floating, ICE LIBOR USD 1M - 0.11%) 1.13%, 12/4/17(3)	15,000	15,000
(Floating, ICE LIBOR USD 1M - 0.08%) 1.16%, 12/4/17(3)	5,000	5,000
(Floating, ICE LIBOR USD 1M - 0.14%) 1.10%, 12/6/17(3)	25,000	25,000
(Floating, ICE LIBOR USD 1M + 0.07%) 1.31%, 12/7/17(4)	10,000	10,000
(Floating, ICE LIBOR USD 1M - 0.16%) 1.08%, 12/8/17(3)	20,000	20,000
(Floating, ICE LIBOR USD 1M - 0.09%) 1.15%, 12/8/17(3)	15,000	15,000
(Floating, ICE LIBOR USD 1M - 0.11%) 1.14%, 12/12/17(3)	20,000	20,000
(Floating, ICE LIBOR USD 1M - 0.10%) 1.15%, 12/14/17(3)	20,000	20,000
(Floating, ICE LIBOR USD 1M - 0.10%) 1.19%, 12/21/17(3)	10,000	10,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 45.6% (1) continued
Federal Home Loan Bank – 39.3% continued
(Floating, ICE LIBOR USD 1M - 0.14%) 1.15%, 12/22/17(3)	$15,000	$15,000
(Floating, ICE LIBOR USD 1M - 0.12%) 1.20%, 12/23/17(3)	15,000	15,000
(Floating, ICE LIBOR USD 1M - 0.16%) 1.16%, 12/24/17(3)	25,000	25,000
(Floating, ICE LIBOR USD 1M - 0.15%) 1.18%, 12/25/17(3)	10,000	10,000
(Floating, ICE LIBOR USD 1M - 0.14%) 1.19%, 12/25/17(3)	15,000	15,000

		513,695

Total U.S. Government Agencies (Cost $595,594)		595,594
U.S. GOVERNMENT OBLIGATIONS – 8.0%
U.S. Treasury Floating Rate Notes – 8.0%
(Floating, U.S. Treasury 3M Bill MMY + 0.07%) 1.36%, 12/1/17(3)	5,000	5,000
(Floating, U.S. Treasury 3M Bill MMY + 0.14%) 1.43%, 12/1/17(3)	27,000	26,999
(Floating, U.S. Treasury 3M Bill MMY + 0.17%) 1.46%, 12/1/17(3)	10,000	10,007
(Floating, U.S. Treasury 3M Bill MMY + 0.17%) 1.46%, 12/1/17(3)	22,000	21,998
(Floating, U.S. Treasury 3M Bill MMY + 0.27%) 1.56%, 12/1/17(3)	40,000	40,003

		104,007

Total U.S. Government Obligations (Cost $104,007)		104,007

Investments, at Amortized Cost ( $699,601)		699,601
REPURCHASE AGREEMENTS – 53.3%
Joint Repurchase Agreements – 2.9%(5) (6)
Bank of America Securities LLC, dated
11/30/17, repurchase price
$18,860 1.04%, 12/7/17	18,857	18,857

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  7  LIQUID ASSETS PORTFOLIO

SCHEDULE OF INVESTMENTS

LIQUID ASSETS PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
REPURCHASE AGREEMENTS - 53.3% continued
Joint Repurchase Agreements – 2.9% (5) (6) continued
Societe Generale, New York Branch, dated 11/30/17, repurchase price $18,860 1.03%, 12/7/17	$18,856	$18,856

		37,713

Repurchase Agreements – 50.4%(7)
Bank of America N.A., dated 11/30/17, repurchase price $130,004 1.05%, 12/1/17	130,000	130,000
BNP Paribas S.A., dated 11/30/17, repurchase price $170,005 1.03%, 12/1/17	170,000	170,000
Citigroup Global Markets, Inc., dated 11/30/17, repurchase price $168,253 1.05%, 12/1/17	168,248	168,248
JPMorgan Securities LLC, dated 11/30/17, repurchase price $150,004 1.05%, 12/1/17	150,000	150,000
Societe Generale, New York Branch, dated 11/14/17, repurchase price $40,035 1.06%, 12/14/17	40,000	40,000

		658,248

Total Repurchase Agreements (Cost $695,961)		695,961
Total Investments – 106.9% (Cost $1,395,562)(8)		1,395,562
Liabilities less Other Assets – (6.9%)		(90,540)

NET ASSETS – 100.0%		$1,305,022

(1)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	Discount rate at the time of purchase.
(3)	Variable rate security. Rate as of November 30, 2017 is disclosed. Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity, interest rate risk and/or credit risk.
(4)	Variable rate security. Rate as of November 30, 2017 is disclosed.
(5)	Interest rates are reset daily and interest is payable monthly. Rates are determined based on technical market conditions, which currently are driven by supply and demand.
(6)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR VALUE (000S)	COUPON RATES	MATURITY DATES
U.S. Treasury Notes	$38,416	0.13%	4/15/19

(7)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000S)	COUPON RATES	MATURITY DATES
FNMA	$154,504	2.00% — 6.00%	2/1/19 — 5/1/47
GNMA	$133,900	3.50%	9/20/45
U.S. Treasury Bonds	$151	0.00%	11/15/30 — 5/15/45
U.S. Treasury Notes	$419,611	0.13% — 2.00%	4/30/18 — 6/30/24
U.S. Treasury Strips	$7	0.00%	8/15/23 — 8/15/27

Total	$708,173

(8)	The cost for federal income tax purposes was approximately $1,395,562,000.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Portfolio’s investments, which are carried at amortized cost, or at cost for repurchase agreements, which approximates fair value, by the above fair value hierarchy as of November 30, 2017:

	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Investments held by Liquid
Assets Portfolio(1)	$—	$1,395,562	$—	$1,395,562

(1)	Classifications as defined in the Schedule of Investments.

The Portfolio discloses all transfers between levels based on valuations at the end of each reporting period. At November 30, 2017, there were no transfers between Level 1, Level 2 or Level 3 classification based on levels assigned to the securities on November 30, 2016.

See Notes to the Financial Statements.

LIQUID ASSETS PORTFOLIO  8  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2017

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1M - 1 Month

3M - 3 Month

FFCB - Federal Farm Credit Bank

FHLB - Federal Home Loan Bank

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

ICE LIBOR - Intercontinental Exchange London Interbank Offered Rate

MMY - Money Market Yield

USD - United States Dollar

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  9  LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Institutional Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes 6 portfolios as of November 30, 2017, each with its own investment objective (e.g., income consistent with preservation of capital).

Northern Trust Investments, Inc. (“NTI”), a subsidiary of Northern Trust Corporation, serves as the investment adviser and administrator for the Liquid Assets Portfolio (the “Portfolio”). The Northern Trust Company (“Northern Trust”), an affiliate of NTI, serves as the custodian, transfer agent and sub-administrator for the Trust. Northern Funds Distributors, LLC is the Trust’s distributor.

The Portfolio operates as a “government money market fund” as defined under Rule 2a-7 of the 1940 Act.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES The investments held by the Portfolio are valued at amortized cost, which NTI, as authorized by the Trust’s Board of Trustees (the “Board”), has determined approximates fair value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to effective maturity. If NTI has determined that amortized cost does not approximate fair value, such securities are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Board.

Northern Trust’s Pricing Unit (the “NT Pricing Unit”) is responsible for supplying a value for each portfolio security used in the NAV computations. NTI has established a pricing and valuation committee (the “Asset Management PVC”) whose membership includes representatives of NTI. The Asset

Management PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

In making its determination of fair value of a security, the Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to: the type of security; the current financial position of the issuer; the cost of the investment; information as to any transaction or offers with respect to a security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect a security’s valuation to determine the continued appropriateness of a security’s fair valuation. The Asset Management PVC will review if the markets and issuer’s circumstances relevant to the valuation of a fair valued security change materially.

For each Level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing of fair valued securities are reported quarterly to the Valuation Committee of the Board.

The use of fair valuation involves the risk that the values used by the Portfolio to price its investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) REPURCHASE AGREEMENTS The Portfolio may enter into repurchase agreements under the terms of a master repurchase agreement by which it purchases securities for cash from a seller and agrees to resell those securities to the same seller at a specific price within a specified time or with an indefinite life and a liquidity feature which allows the Portfolio to resell the security quarterly. The interest rate on such repurchase agreements resets daily. During the term of a repurchase agreement, the fair value of the underlying collateral, including accrued interest, is required to equal or exceed the fair value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust (and is not reflected in the assets of the Portfolio) as agent of the Portfolio, at The Bank of New York Mellon or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Portfolio, at the Federal Reserve Bank of Chicago. The Portfolio is subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of

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LIQUID ASSETS PORTFOLIO

NOVEMBER 30, 2017

collateral by the Portfolio may be delayed or limited. The Portfolio has entered into such repurchase agreements at November 30, 2017, as reflected in its accompanying Schedule of Investments.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”), the Portfolio and certain other money market portfolios advised by NTI and Northern Trust may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement. NTI administers and manages these joint repurchase agreements in accordance with and as part of its duties under its management agreement with the Portfolio and does not collect any additional fees from the Portfolio for such services. The Portfolio has entered into such joint repurchase agreements at November 30, 2017, as reflected in its accompanying Schedule of Investments.

The Portfolio may enter into transactions subject to enforceable netting arrangements (“netting arrangements”) under a repurchase agreement. Generally, netting arrangements allow the Portfolio to offset any exposure to a specific counterparty with any collateral received from or delivered to that counterparty. In addition, netting arrangements provide the right for the non-defaulting party to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral. Generally, the Portfolio manages its cash collateral and securities collateral on a counterparty basis. As of November 30, 2017, the Portfolio was not invested in any portfolio securities other than the repurchase agreements described below, with gross exposures on the Statement of Assets and Liabilities, that could be netted subject to netting arrangements.

The following table presents the repurchase agreements, which are subject to netting arrangements, as well as the collateral delivered related to those repurchase agreements.

Amounts in thousands			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	NET AMOUNT*
Liquid Assets	Bank of America	$148,857	$(148,857)	$—
	BNP Paribas	170,000	(170,000)	—
	Citigroup	168,248	(168,248)	—
	JPMorgan	150,000	(150,000)	—
	Societe Generale	58,856	(58,856)	—

	Total	$695,961	$(695,961)	$—

*	Collateral received is reflected up to the fair value of the repurchase agreement. Refer to the Schedule of Investments.

C) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Portfolio determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts.

D) EXPENSES The Portfolio is charged for those expenses that are directly attributable to the Portfolio. Expenses incurred that do not specifically relate to the Portfolio are allocated among all the portfolios in the Trust in proportion to each portfolio’s relative net assets.

E) DISTRIBUTIONS TO SHAREHOLDERS Distribution of dividends from net investment income are declared daily and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with U.S. GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to the capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Portfolio’s capital accounts. These reclassifications may relate to net operating losses and distribution reclassifications. These reclassifications have no impact on the net assets or the net asset value (“NAV”) per share of the Portfolio.

There were no reclassifications at November 30, 2017.

F) FEDERAL INCOME TAXES No provision for federal income taxes has been made since the Portfolio’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and tax-exempt income to its shareholders.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) allows capital losses to be carried forward for an unlimited period and to retain their character as either short-term or long-term. The Portfolio’s ability to utilize capital loss

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LIQUID ASSETS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued

carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

There were no unused capital loss carryforwards in the Portfolio as of November 30, 2017.

At November 30, 2017, the tax component of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, was as follows:

Amounts in thousands	UNDISTRIBUTED ORDINARY INCOME (LOSS)*
Liquid Assets	$1,225

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended November 30, 2017, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME (LOSS)*	LONG-TERM CAPITAL GAINS (LOSSES)
Liquid Assets	$11,803	$—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended November 30, 2016, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME (LOSS)*	LONG-TERM CAPITAL GAINS (LOSSES)
Liquid Assets	$21,838	$1

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of November 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition or disclosure. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three years after they are filed. Any interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Portfolio will be recorded as interest expense and other expenses, respectively, on the Statement of Operations.

3. BANK BORROWINGS

The Trust and the Northern Funds jointly entered into a $250,000,000 senior unsecured revolving credit facility on November 21, 2016, which was administered by Citibank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.15 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statement of Operations. The Credit Facility expired on November 20, 2017.

At a meeting held on November 15-16, 2017, the Board approved an agreement to replace the Credit Facility (as replaced, the “New Credit Facility”). The New Credit Facility is in the amount of $250,000,000 and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility is the same as it was for the Credit Facility. In addition, there is an annual commitment fee of 0.15 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 20, 2017 and will expire on November 19, 2018, unless renewed.

The Portfolio did not have any borrowings or incur any interest expense for the fiscal year ended November 30, 2017.

4. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at the annual rate of 0.10 percent of the Portfolio’s average daily net assets.

NTI has contractually agreed to reimburse a portion of the operating expenses of the Portfolio (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) as shown on the accompanying Statement of Operations, to adhere to the expense limitation of 0.03 percent of the Portfolio’s average daily net assets. The total annual fund operating expenses after expense reimbursement for the Portfolio may be higher than the contractual limitation as a result of certain excepted expenses that are not reimbursed.

The contractual expense reimbursement arrangement is expected to continue until at least April 1, 2018. The contractual expense reimbursement arrangement will continue automatically for periods of one-year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or the Portfolio upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangement at any time with respect to the Portfolio if it determines that it is in the best interest of the Portfolio and its shareholders.

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LIQUID ASSETS PORTFOLIO

NOVEMBER 30, 2017

The expenses reimbursed during the fiscal year ended November 30, 2017, under the contractual expense reimbursement arrangement previously described are shown as “Less expenses contractually reimbursed by investment adviser” in the Statement of Operations. The contractual expense reimbursement receivable at November 30, 2017 is shown as “Receivable from affiliates for expense reimbursements” in the Statement of Assets and Liabilities. Any such reimbursement is paid monthly to the Portfolio by NTI.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Portfolio. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at an annual rate of 0.015 percent of the average daily net assets of the Portfolio.

As compensation for custody services, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Portfolio has entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio’s custodian expenses. Custodian credits, if any, are shown as “Less custodian credits” in the Statement of Operations.

Northern Funds Distributors, LLC, the placement agent for the Portfolio, received no compensation from the Portfolio under the placement agency agreement. However, it received compensation from NTI for its services as placement agent pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolio. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the U.S. Government Portfolio of the Trust and/or the Global Tactical Asset Allocation Fund of Northern Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

5. RELATED PARTY TRANSACTIONS

The Portfolio is permitted to purchase and sell securities from or to certain affiliated funds or portfolios under specified conditions outlined in Rule 17a-7 Procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price as defined in the Rule 17a-7 Procedures. For the fiscal year ended November 30, 2017, the Portfolio did not have any purchases and/or sales of securities from an affiliated entity.

Northern Trust will return to the Portfolio the full amount of the return that Northern Trust receives on a Portfolio’s uninvested cash resulting from Northern Trust client custody sweep, the return is based on the application of the Federal Reserve’s Interest Rate on Excess Reserves. These amounts, if any, are shown on the Portfolio’s Statement of Operations as “Income from affiliates”.

6. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended November 30, 2017, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVE- STMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Liquid Assets	$15,127,155	$—	$(16,833,644)	$(1,706,489)

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in capital shares for the fiscal year ended November 30, 2016, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVE- STMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Liquid Assets	$39,100,793	$—	$(41,962,941)	$(2,862,148)

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

7. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of its business, the Portfolio may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Portfolio. The maximum exposure to the Portfolio under these provisions is unknown, as this would

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LIQUID ASSETS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued	NOVEMBER 30, 2017

involve future claims that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

8. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by portfolios and to improve the quality and type of information that portfolios provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosure about derivatives in a Portfolio’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017 for reporting periods ended on or after that date while the compliance date for the new form types and other rule amendments is on or after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Portfolio.

9. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Portfolio through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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LIQUID ASSETS PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Institutional Funds:

We have audited the accompanying statement of assets and liabilities of Liquid Assets Portfolio (the “Fund”), one of the portfolios constituting Northern Institutional Funds (the “Trust”), including the schedule of investments, as of November 30, 2017, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 2016 and the financial highlights for each of the four years in the period ended November 30, 2016 were audited by other auditors whose report, dated January 20, 2017, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the Trust’s custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Liquid Assets Portfolio as of November 30, 2017, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

January 19, 2018

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LIQUID ASSETS PORTFOLIO

TAX INFORMATION	NOVEMBER 30, 2017 (UNAUDITED)

The American Jobs Creation Act (Sec. 871 (k)) allows a regulated investment company to designate Qualified Interest Income (“QII”) related dividends and qualified short-term capital gains that are exempt from U.S. withholding taxes for foreign investors, not considered U.S. persons. The Trust has designated 100.00% of the Portfolio’s income as QII for the fiscal year ended November 30, 2017.

LIQUID ASSETS PORTFOLIO	16	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

LIQUID ASSETS PORTFOLIO

FUND EXPENSES	NOVEMBER 30, 2017 (UNAUDITED)

As a shareholder of the Portfolio, you incur ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2017 through November 30, 2017.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 6/1/2017 - 11/30/2017” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5 percent per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

LIQUID ASSETS

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/2017	ENDING ACCOUNT VALUE 11/30/2017	EXPENSES PAID* 6/1/2017- 11/30/2017
Actual	0.03%	$1,000.00	$1,005.10	$0.15
Hypothetical	0.03%	$1,000.00	$1,024.92	$0.15

*	Expenses are calculated using the Portfolio annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended November 30, 2017. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

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LIQUID ASSETS PORTFOLIO

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 51 portfolios in the Northern Funds Complex — Northern Funds offers 44 portfolios and Northern Institutional Funds offers 7 portfolios. The Northern Institutional Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-637-1380.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 74 Trustee since 2005	• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003; • Director of Ann & Robert H. Lurie Children’s Hospital since 1998.	• Arthur J. Gallagher & Co. (an insurance brokerage company)

Mark G. Doll Age: 68 Trustee since 2013

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Milwaukee Art Museum from 1995 to 2012;

•  Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015;

•  Member of Investment Committee of Milwaukee Symphony Orchestra from 2006 to 2012;

•  Member of the State of Wisconsin Investment Board since 2015.

• None

Sandra Polk Guthman Age: 73 Chair since 2015 Trustee since 1997

•  Chair since 1988 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014;

•  Trustee of Wellesley College from 2010 to 2016;

•  Trustee of Rush University Medical Center since 2007.

• None

Thomas A. Kloet Age: 59 Trustee since 2015

•  Executive Director and Chief Executive Officer, TMX Group, Ltd (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014;

•  Chair of Boards of The NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016.

• Nasdaq, Inc.

David R. Martin Age: 61 Trustee since January 2017

•  Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•  Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•  Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

LIQUID ASSETS PORTFOLIO	18	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

LIQUID ASSETS PORTFOLIO

NOVEMBER 30, 2017 (UNAUDITED)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Cynthia R. Plouché Age: 60 Trustee since 2014

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients;

•  Trustee of AXA Premier VIP Trust (registered investment company — 34 portfolios) from 2001 to May 2017;

•  Assessor, Moraine Township, Illinois since January 2014.

• Barings Fund Trust (registered investment company — 8 portfolios); Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings LLC)

Mary Jacobs Skinner, Esq.(4) Age: 60 Trustee since 2000

•  Retired as partner in the law firm of Sidley Austin LLP on November 30, 2015;

•  Director, Chicago Area Foundation for Legal Services from 1995 to 2013;

•  Director, Pathways Awareness Foundation since 2000;

•  Harvard Advanced Leadership Fellow since 2016;

•  Director and Vice Chair of Public Policy Committee, Ann & Robert H. Lurie Children’s Hospital since 2016.

• None

Casey J. Sylla Age: 74 Trustee since 2008	• Board member, University of Wisconsin — Eau Claire Foundation from 2006 to 2015; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services)
INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Shundrawn A. Thomas(5) Age: 43 Trustee since October 2017

•  President, Northern Trust Asset Management since October 2017;

•  President, FlexShares Trust (Registered investment company — 25 portfolios) from 2011 to 2017;

•  Executive Vice President, Head of Funds and Managed Accounts, Northern Trust Asset Management from June 2014 to October 2017;

•  Managing Director and Head of the Exchange-Traded Funds Group, Northern Trust Global Investments from October 2010 to June 2014.

• FlexShares Trust (Registered investment company — 25 portfolios)

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	Ms. Skinner is deemed to be a non-interested Trustee effective December 1, 2017.

(5)	An “interested person,” as defined by the 1940 Act. Mr. Thomas is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

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TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Peter K. Ewing Age: 59 50 South LaSalle Street Chicago, Illinois 60603 President since March 2017

•  Director of ETF Product Management, Northern Trust Investments, Inc. and Senior Vice President of The Northern Trust Company since September 2010; President of FlexShares Trust since March 2017; Vice President of FlexShares Trust from 2011 to February 2017.

Kevin P. O’Rourke Age: 46 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	• Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Benjamin D. Wiesenfeld Age: 39 50 South LaSalle Street Chicago, Illinois 60603 Chief Compliance Officer since June 2016

•  Chief Compliance Officer of FlexShares Trust since July 2016; Chief Compliance Officer and General Counsel of Scout Investments, Inc. and Chief Compliance Officer of the Scout Funds from 2009 to 2016; Chief Compliance Officer of Thornburg Investment Management, Inc. and Thornburg Funds from 2006 to 2009.

Darlene Chappell Age: 54 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since 2009

•  Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015, Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc from 2009 to 2011.

Randal E. Rein Age: 47 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•  Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund since 2008; Treasurer of Equity Long/Short Opportunities Fund since 2011.

Michael J. Pryszcz Age: 50 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 49 2160 East Elliot Road Tempe, Arizona 85284 Assistant Treasurer since 2008	• Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 47 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011

•  Senior Vice President of Northern Trust Investments, Inc. since 2016; Vice President of Northern Trust Investments, Inc. from 2011 to 2016; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund since 2011.

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NOVEMBER 30, 2017 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 48 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	• Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Craig R. Carberry, Esq. Age: 57 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010

•  Associate General Counsel and Senior Vice President of The Northern Trust Company since June 2015; Secretary of Northern Trust Investments, Inc. since 2000; Chief Compliance Officer of Northern Trust Investments, Inc. from October 2015 to June 2017; Assistant General Counsel and U.S. Funds General Counsel of The Northern Trust Company from July 2014 to June 2015; Senior Legal Counsel and U.S. Funds General Counsel of The Northern Trust Company from 2000 to 2014; Secretary of 50 South Capital Advisors, LLC since 2015; Secretary of Alpha Core Strategies Fund since 2004; Secretary of Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013.

Owen T. Meacham, Esq. Age: 46 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•  Senior Vice President and Regulatory Administration Assistant General Counsel of The Northern Trust Company since August 2015; Senior Vice President and Regulatory Administration Managing Attorney of The Northern Trust Company from 2012 to August 2015; Senior Vice President and Regulatory Administration Senior Corporate Attorney of The Northern Trust Company from 2011 to 2012; Secretary of Harding, Loevner Funds since 2010; Assistant Secretary of Ashmore Funds since 2010.

Jose J. Del Real, Esq. Age: 40 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2015

•  Senior Legal Counsel and Senior Vice President of The Northern Trust Company since March 2017; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to 2016; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President of The Northern Trust Company from 2014 to 2015; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 to 2014; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014; and Assistant Secretary of FlexShares Trust since 2015.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

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INVESTMENT CONSIDERATIONS

LIQUID ASSETS PORTFOLIO

Money Market Risk: You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

Stable NAV Risk is the risk that the Portfolio will not be able to maintain a NAV per share of $1.00 at all times. A significant enough market disruption or drop in market prices of securities held by the Portfolio, especially at a time when the Portfolio needs to sell securities to meet shareholder redemption requests, could cause the value of the Portfolio’s shares to decrease to a price less than $1.00 per share.

U.S. Government Securities Risk: The risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Portfolio may not be backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

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FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Institutional Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s web site at www.sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Institutional Funds’ Proxy Voting Policies and Procedures and the Portfolio’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Institutional Funds’ web site at northerntrust.com/institutional or the SEC’s web site at www.sec.gov or by calling the Northern Institutional Funds Center at 800-637-1380.

LIQUID ASSETS PORTFOLIO  24  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	The registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

Not applicable for the reporting period.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. William L. Bax is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant’s Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

Items 4(a) – 4(d): Audit, Audit-Related, Tax and All Other Fees

Ernst & Young LLP (“EY”) resigned as the independent registered public accounting firm to the registrant effective upon completion of the services related to the audit for the registrant’s fiscal year ended November 30, 2016. The registrant’s Audit Committee engaged Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm to audit the registrant’s financial statements for the fiscal year ended November 30, 2017.

Fees for the fiscal year ended November 30, 2017 were billed by Deloitte as independent registered public accounting firm, related to the registrant. Fees for the fiscal year ended November 30, 2016 were billed by EY, as independent registered public accounting firm, related to the registrant. Deloitte and EY billed the registrant aggregate fees for services rendered to the registrant for the fiscal years ended November 30, 2017 and November 30, 2016, respectively, as follows:

	2017			2016
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved
(a) Audit Fees	$110,550	$0	$3,845,500(3)	$152,950(7)	N/A

(b) Audit-Related Fees	$22,833(1)	$0	$261,500(4)	$0	$0

(c) Tax Fees	$21,290(2)	$0	$3,520,000(5)	$25,813(2)	$0

(d) All Other Fees	$0	$0	$3,034,000(6)	$0	$148,565(8)(9)

(1) Amount relates to 17f-2 procedures.

(2) Federal and State tax return review. Excise tax return review.

(3) Amounts relate to audit fees on The Northern Trust Company sponsored funds.

(4) Amounts relate to investment performance examination services performed for Northern Trust Global Investments Limited, 17f-2 procedures for other Northern sponsored funds, and other attestation engagements for The Northern Trust Company.

(5) Amounts relate to international tax compliance and consulting, tax fees on various Northern sponsored funds, and general tax consultations for The Northern Trust Company.

(6) Amount relates to Regulatory Consulting, Internal Audit Co-Sourcing, Sarbanes-Oxley Consulting, and other consulting fees.

(7) Amount includes fee related to 17f-2 procedures.

(8) Procedures performed related to the transfer agent function as required by Rule 17Ad-13(a) of the Securities and Exchange Act of 1934 ($36,990).

(9) Subscription to online technical support for research on specific accounting, tax and technical matters ($111,575).

“Service affiliates” as it relates to the aggregate “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” that were billed by Deloitte and EY for the fiscal years ended November 30, 2017 and November 30, 2016, respectively, are Northern Trust Investments, Inc. (“NTI”) and entities controlling, controlled by or under common control with NTI that provide ongoing services to the registrant for assurance and related services that relate directly to the operations and financial reporting of the registrant. “Audit-Related Fees” are fees that are reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as “Audit Fees.” “Tax Fees” are fees for professional services rendered by Deloitte and EY for tax compliance, tax advice and tax planning. “All Other Fees” are for products and services provided by Deloitte and EY other than those reported as Audit, Audit-Related or Tax Fees.

Item 4(e)(1): Pre-Approval Policies and Procedures

Pursuant to the Northern Institutional Funds’ Amended and Restated Audit Committee Charter adopted on August 3, 2006, as amended, to the extent required by applicable regulations, all audit and non-audit services provided by the independent registered public accountants shall either be: (a) pre-approved by the Audit Committee as a whole; or (b) between meetings of the Audit Committee by either the Chairman of the Audit Committee, the designated Audit Committee Financial Expert (if any), or another member of the Audit Committee, provided that, in each case, such pre-approvals must be reported to the full Audit Committee at its next meeting.

Item 4(e)(2): Percentage of Fees Pre-Approved Pursuant to Waiver Provision of Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 4(f): Work Performed by Persons Other than the Principal Accountant

Not applicable.

Item 4(g): Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees and services billed by Deloitte for 2017 and EY for 2016 for services rendered to the registrant and service affiliates for the last two fiscal years were $6,859,623 and $8,454,378, respectively.

Item 4(h): Non-Audit Services and Independent Accountant’s Independence

The Northern Institutional Funds’ Audit Committee has considered whether the provision of non-audit services to service affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the reports to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Exhibit 99.CODE: Code of Ethics pursuant to Item 2 of Form N-CSR.

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not Applicable.

(a)(4)	There has been no change to registrant’s independent public accountant during the reporting period.

(b)	Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Northern Institutional Funds

By:	/s/ Peter K. Ewing
Peter K. Ewing, President
(Principal Executive Officer)

Date: January 31, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter K. Ewing
Peter K. Ewing, President
(Principal Executive Officer)

Date: January 31, 2018

By:	/s/ Randal E. Rein
Randal E. Rein, Treasurer
(Principal Financial and Accounting Officer)

Date: January 31, 2018